Exhibit 10.1

EXECUTION VERSION

MAGNUM HUNTER RESOURCES CORP.

RESTRUCTURING SUPPORT AGREEMENT

December 15, 2015

This Restructuring Support Agreement (together with the exhibits and schedules attached hereto, which includes, without limitation, the Term Sheet (as defined below) attached hereto as Exhibit A, as each may be amended, restated, supplemented, or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”),(1) dated as of December 15, 2015, is entered into by and among:  (i) Magnum Hunter Resources Corporation (“MHRC”); Alpha Hunter Drilling, LLC; Bakken Hunter, LLC; Bakken Hunter Canada, Inc.; Energy Hunter Securities, Inc.; Hunter Aviation, LLC; Hunter Real Estate, LLC; Magnum Hunter Marketing, LLC; Magnum Hunter Production, Inc.; Magnum Hunter Resources GP, LLC; Magnum Hunter Resources, LP; Magnum Hunter Services, LLC; NGAS Gathering, LLC; NGAS Hunter, LLC; PRC Williston LLC; Shale Hunter, LLC; Triad Holdings, LLC; Triad Hunter, LLC; Viking International Resources Co., Inc.; and Williston Hunter ND, LLC (such subsidiaries and MHRC, each a “Debtor” and, collectively, the “Debtors”)(2); (ii) certain of the Second Lien Lenders and Noteholders (collectively, in their capacity as lenders under the Bridge Financing Facility, the “Bridge Financing Lenders”) party to those certain Sixth and Seventh Amendments to the Fourth Amended and Restated Credit Agreement, dated as of October 22, 2014, by and among MHRC, each of the guarantors party thereto, and the lenders and agents from time-to-time party thereto, which Sixth and Seventh Amendments are dated as of November 3, 2015, and November 30, 2015, respectively (such amendments, as amended, restated, modified, supplemented, or replaced from time to time prior to the Petition Date, the “Bridge Financing Facility”) that are (and any Bridge Financing Lender that may become in accordance with Section 11 and/or Section 12 hereof) signatories hereto (collectively, the “Consenting Bridge Financing Lenders”); (iii) the lenders party to that certain Second Lien Credit Agreement, dated as of October 22, 2014 (as amended, restated, modified, supplemented, or replaced from time to time prior to the Petition Date, the “Second Lien Credit Facility”), by and among MHRC, each of the guarantors party thereto, Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, and the lenders party thereto (the “Second Lien Lenders”) that are (and any Second Lien Lender that may become in accordance with Section 11 and/or Section 12 hereof) signatories hereto (collectively, the “Consenting Second Lien Lenders”); (iv) the holders of notes (the “Noteholders”) issued pursuant to that certain Indenture, dated as of May 16, 2012 (as amended, restated, modified, supplemented, or replaced from time to time prior to the Petition Date, the “Indenture”), for the 9.750% Senior Notes Due 2020 among MHRC, each of the guarantors party thereto, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as paying agent,

(1)         Unless otherwise noted, capitalized terms used but not immediately defined herein shall have the meanings ascribed to them at a later point in this Agreement.

(2)         Until the occurrence of the Termination Date, every entity that is a debtor in the Chapter 11 Cases shall be a party to this Agreement.

registrar, and authenticating agent that are (and any Noteholder that may become in accordance with Section 11 and/or Section 12 hereof) signatories hereto (collectively, the “Consenting Noteholders”) and (v) the holders of claims under the DIP Credit Agreement (the “DIP Lenders”) that are (and any DIP Lender that may become in accordance with Section 11 and/or Section 12 hereof) signatories hereto (collectively, the “Consenting DIP Lenders,” and, together with the Consenting Bridge Financing Lenders, the Consenting Second Lien Lenders, and the Consenting Noteholders, the “Restructuring Support Parties”).  This Agreement collectively refers to the Debtors and the Restructuring Support Parties as the “Parties” and each individually as a “Party.”

RECITALS

WHEREAS, the Parties have engaged in good faith, arm’s-length negotiations regarding restructuring transactions (the “Restructuring Transactions”) pursuant to the terms and conditions set forth in this Agreement, including a joint pre-arranged plan of reorganization for the Debtors on terms consistent with the restructuring term sheet attached hereto as Exhibit A (the “Term Sheet”) and incorporated herein by reference pursuant to Section 2 hereof (as may be amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement, the “Plan”)(3);

WHEREAS, it is anticipated that the Restructuring Transactions will be implemented through jointly-administered voluntary cases commenced by the Debtors (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101—1532 (as amended, the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), pursuant to the Plan, which will be filed by the Debtors in the Chapter 11 Cases; and

WHEREAS, the Consenting Second Lien Lenders and the Consenting Noteholders have agreed to provide debtor-in-possession financing to the Debtors during the pendency of the Chapter 11 Cases pursuant to the terms and conditions set forth in the Term Sheet (in their capacity as such, the “DIP Lenders”).

NOW, THEREFORE, in consideration of the promises, mutual covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties, intending to be legally bound, hereby agrees as follows:

AGREEMENT

1.                                      RSA Effective Date.  This Agreement shall become effective, and the obligations contained herein shall become binding upon the Parties, upon the first date (such date, the “RSA Effective Date”) that this Agreement has been executed by all of the following:  (a) each Debtor; (b) Consenting Bridge Financing Lenders (i) holding, in excess of 90% in principal amount outstanding of all claims against the Debtors arising on account of the Bridge Financing Facility

(3)         The Plan shall be filed in accordance with the Milestones (as defined below) set forth in Section 4 of this Agreement.

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(the “Bridge Financing Claims”) and (ii) comprising, in aggregate, at least one half in number of all Bridge Financing Lenders; (c) Consenting Second Lien Lenders holding, in aggregate, at least 66.5% in principal amount outstanding of all claims against the Debtors arising on account of the Second Lien Credit Facility (the “Second Lien Claims”); and (d) Consenting Noteholders holding, in aggregate, approximately 79% in principal amount outstanding of all claims against the Debtors arising on account of the Indenture (the “Note Claims”).  In addition, the Consenting Noteholders hold, in the aggregate, approximately 6% in principal amount of the Second Lien Claims.

2.                                      Exhibits and Schedules Incorporated by Reference.  Each of the exhibits attached hereto and any schedules to such exhibits (collectively, the “Exhibits and Schedules”) is expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include the Exhibits and Schedules.  In the event of any inconsistency between this Agreement (without reference to the Exhibits and Schedules) and the Exhibits and Schedules, this Agreement (without reference to the Exhibits and Schedules) shall govern.

3.                                      Definitive Documentation.  The definitive documents and agreements (the “Definitive Documentation”) governing the Restructuring Transactions shall include every order entered by the Bankruptcy Court, and every pleading, motion, proposed order, or document filed by the Debtors at any point prior to the Termination Date including, without limitation:  (a) the Plan (and all exhibits thereto) and the confirmation order with respect to the Plan (the “Confirmation Order”); (b) the related disclosure statement (and all exhibits thereto) with respect to the Plan (the “Disclosure Statement”); (c) the solicitation materials with respect to the Plan (collectively, the “Solicitation Materials”); (d) the Interim DIP Order and the Final DIP Order (each as defined in the Term Sheet) (collectively, the “DIP Orders”) and related credit agreement and other loan documents (the “DIP Credit Agreement”); (e) the Exit Facility (as defined in the Term Sheet) and related credit agreement; and (f) any documents or agreements in connection with the reorganized Debtors, including any shareholders’ agreements, certificates of incorporation, etc.  The Definitive Documentation identified in the foregoing sentence remains subject to negotiation and shall, upon completion, contain terms, conditions, representations, warranties, and covenants consistent with the terms of this Agreement, including consistent with the consent rights set forth in the Term Sheet.  Any document that is included within the definition of “Definitive Documentation,” including any amendment, supplement, or modification thereof, shall be defined to be in a form and substance satisfactory to each of the Noteholder Backstoppers and the Second Lien Backstoppers.

4.                                      Milestones.  As provided in and subject to Section 6, the Debtors shall implement the Restructuring Transactions on the following timeline (each deadline, a “Milestone”):

(a)                                 no later than December 15, 2015, the Debtors shall commence the Chapter 11 Cases by filing bankruptcy petitions with the Bankruptcy Court (such filing date, the “Petition Date”);

(b)                                 on the Petition Date, the Debtors shall file with the Bankruptcy Court a motion seeking entry of the Interim DIP Order and the Final DIP Order;

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(c)                                  no later than December 17, 2015, the Bankruptcy Court shall have entered the Interim DIP Order;

(d)                                 no later than January 7, 2016, the Debtors shall file with the Bankruptcy Court a motion to reject executory contracts and set procedures with regard to the determination of rejection damages;

(e)                                  no later than January 7, 2016, the Debtors shall file with the Bankruptcy Court: (i) the Plan; (ii) the Disclosure Statement; and (iii) a motion (the “Disclosure Statement and Solicitation Motion”) seeking, among other things, (A) approval of the Disclosure Statement, (B) approval of procedures for soliciting, receiving, and tabulating votes on the Plan and for filing objections to the Plan, and (C) to schedule the hearing to consider confirmation of the Plan (the “Confirmation Hearing”); and (iii) a motion seeking to assume this Agreement (the “RSA Assumption Motion”);

(f)                                   no later than January 15, 2016, the Bankruptcy Court shall have entered the Final DIP Order;

(g)                                  no later than February 12, 2016, (i) the Bankruptcy Court shall have entered (x) an order approving the Disclosure Statement and the relief requested in the Disclosure Statement and Solicitation Motion and (y) an order authorizing the assumption of this Agreement (the “RSA Assumption Order”); and (ii) no later than four days after entry of the order approving the Disclosure Statement, the Debtors shall have commenced solicitation on the Plan by mailing the Solicitation Materials to parties eligible to vote on the Plan;

(h)                                 no later than March 28, 2016, the Bankruptcy Court shall have commenced the Confirmation Hearing;

(i)                                     no later than April 1, 2016, the Bankruptcy Court shall have entered the Confirmation Order; and

(j)                                    no later than April 15, 2016, the Debtors shall consummate the transactions contemplated by the Plan (the date of such consummation, the “Effective Date”), it being understood that the Debtors’ entry (as reorganized entities under the Plan) into the Exit Facility (as defined in the Term Sheet) and the satisfaction of the conditions precedent to the Effective Date (as set forth in the Exit Facility, the Plan, and the Term Sheet) shall be conditions precedent to the occurrence of the Effective Date.

The Debtors may extend a Milestone with the express prior written consent of (i) Second Lien Backstoppers (as defined in the Term Sheet) holding 50.1% or more of the Second Lien Backstoppers’ aggregate DIP Financing commitment or their transferees pursuant to a valid transfer under this Agreement (“Majority Second Lien Backstoppers”); and (ii) Noteholder

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Backstoppers holding 50.1% or more of the Noteholder Backstoppers’ aggregate DIP Financing commitment or their transferees pursuant to a valid transfer under this Agreement (“Majority Noteholder Backstoppers”).

5.                                      Commitment of Restructuring Support Parties.  Each Restructuring Support Party shall (severally and not jointly), solely as it remains the legal owner, beneficial owner, and/or investment advisor or manager of or with power and/or authority to bind any claims held by it, from the RSA Effective Date until the occurrence of a Termination Date (as defined in Section 10) applicable to such Restructuring Support Party:

(a)                                 support and cooperate with the Debtors to take all commercially reasonable actions necessary to consummate the Restructuring Transactions in accordance with the Plan and the terms and conditions of this Agreement and the Term Sheet (but without limiting consent and approval rights provided in this Agreement and the Definitive Documentation), including:  (i) voting all of its claims against, or interests in, as applicable, the Debtors now or hereafter owned by such Restructuring Support Party (or for which such Restructuring Support Party now or hereafter has voting control over) to accept the Plan in accordance with the applicable procedures set forth in the Disclosure Statement and the Solicitation Materials, as approved consistent with the Bankruptcy Code upon receipt of Solicitation Materials approved by the Bankruptcy Court; (ii) timely returning a duly-executed ballot in connection therewith; and (iii) not “opting out” of any releases under the Plan;

(b)                                 not withdraw, amend, or revoke (or cause to be withdrawn, amended, or revoked) its tender, consent, or vote with respect to the Plan; provided, however, that nothing in this Agreement shall prevent any Restructuring Support Party from withholding, amending, or revoking (or causing the same) its timely consent or vote with respect to the Plan if this Agreement is terminated with respect to such Restructuring Support Party;

(c)                                  not object to, delay, impede, or take any other action to interfere with the Restructuring Transactions, or propose, file, support, or vote for any restructuring, workout, or chapter 11 plan for any of the Debtors other than the Restructuring Transactions and the Plan;

(d)                                 not take any action (or encourage or instruct any other party to take any action) in respect of any potential, actual, or alleged occurrence of any “Default” or “Event of Default” under the Bridge Financing Facility, the Second Lien Credit Facility, and the Indenture or that would be triggered as a result of the commencement of the Chapter 11 Cases or the undertaking of any Debtor hereunder to implement the Restructuring Transactions through the Chapter 11 Cases;

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(e)                                  support and not object to, delay, impede, or interfere, directly or indirectly, with the entry by the Bankruptcy Court of the Interim DIP Order or the Final DIP Order, or propose, file or support, any use of cash collateral or debtor-in-possession financing other than as proposed in the Interim DIP Order and the Final DIP Order; and

(f)                                   not take any other action that is materially inconsistent with its obligations under this Agreement.

Notwithstanding the foregoing, nothing in this Agreement and neither a vote to accept the Plan by any Restructuring Support Party nor the acceptance of the Plan by any Restructuring Support Party shall (w) be construed to prohibit any Restructuring Support Party from contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement or the Definitive Documentation, (x) be construed to prohibit any Restructuring Support Party from appearing as a party-in-interest in any matter to be adjudicated in the Chapter 11 Cases, so long as, from the RSA Effective Date until the occurrence of a Termination Date applicable to such Restructuring Support Party, such appearance and the positions advocated in connection therewith are not materially inconsistent with this Agreement and are not for the purpose of hindering, delaying, or preventing the consummation of the Restructuring Transactions, (y) affect the ability of any Restructuring Support Party to consult with other Restructuring Support Parties or the Debtors, or (z) impair or waive the rights of any Restructuring Support Party to assert or raise any objection permitted under this Agreement in connection with any hearing on confirmation of the Plan or in the Bankruptcy Court or prevent such Restructuring Support Party from enforcing this Agreement against the Debtors or any Restructuring Support Party.  In addition, nothing in this Section 5 shall require any Restructuring Support Party to incur any unanticipated expenses or indemnification obligations as a result of satisfying its obligations under this Agreement.

6.                                      Commitment of the Debtors.

(a)                                 Subject to Sub-Clause (b) below, each of the Debtors (i) agrees to (A) support and complete the Restructuring Transactions set forth in the Plan and this Agreement, (B) negotiate in good faith all Definitive Documentation that is subject to negotiation as of the RSA Effective Date and take any and all necessary and appropriate actions in furtherance of the Plan and this Agreement, and (C) make commercially reasonable efforts to complete the Restructuring Transactions set forth in the Plan in accordance with each Milestone set forth in Section 4 of this Agreement, and (ii) shall not undertake any action materially inconsistent with the adoption and implementation of the Plan and the speedy confirmation thereof, including, without limitation, filing any motion to reject this Agreement.

(b)                                 Notwithstanding anything to the contrary herein, nothing in this Agreement shall require the directors, officers, or managers of any Debtor (in such person’s capacity as a director, officer, or manager of such Debtor) to take any action, or to refrain from taking any action, that, after

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receiving advice from counsel, is required to comply with such director’s, officer’s, or manager’s fiduciary obligations under applicable law.

For the avoidance of doubt, nothing in this Section 6 shall be construed to limit or affect in any way (y) any Restructuring Support Party’s rights under this Agreement, including upon occurrence of any Termination Event or (z) the Debtors’ ability to engage in marketing efforts, discussions, and/or negotiations with any party regarding financing in the Chapter 11 Cases other than that provided for under the DIP Credit Agreement; provided, however, that to the extent the Debtors engage in any such marketing efforts, discussions, and/or negotiations, they shall provide updates (as frequently as reasonably requested by the Backstoppers) regarding such efforts including answering any and all information and diligence requests regarding such efforts, discussions, and/or negotiations.  In addition, and for the avoidance of doubt, nothing in this Agreement shall be construed or interpreted to mean that a DIP Lender may not exercise any rights and remedies that it may have under the DIP Credit Agreement, the DIP Orders, and the Term Sheet, and the Debtors and each Restructuring Support Party acknowledge and agree that the taking of any action by any DIP Lender under the DIP Credit Agreement or any of the DIP Orders shall not be a breach of this Agreement and the Debtors and each Restructuring Support Party shall be prohibited from bringing any action with regard thereto based on the premise that such action was a breach or in contravention of this Agreement (it being understood that the forgoing shall not alter, modify, or supersede the Debtors’ rights under the DIP Credit Agreement and/or the DIP Orders).

7.                                      Restructuring Support Party Termination Events.  Each of the (a) Consenting Second Lien Lenders holding, in aggregate, at least 66.6% in principal amount outstanding of the Second Lien Claims held by the Consenting Second Lien Lenders and (b) Consenting Noteholders holding, in aggregate, at least 66.6% in principal amount outstanding of the Note Claims held by the Consenting Noteholders (each such group, a “Supermajority Support Group”)(4) shall have the right, but not the obligation, upon notice to the other Parties, to terminate the obligations of their respective Restructuring Support Parties under this Agreement upon the occurrence of any of the following events, unless waived, in writing, by each such Supermajority Support Group on a prospective or retroactive basis (each, a “Restructuring Support Party Termination Event”):

(a)                                 the failure to meet any of the Milestones in Section 4 unless (i) such failure is the result of any act, omission, or delay on the part of any Restructuring Support Parties whose Supermajority Support Group is seeking termination in violation of its obligations under this Agreement or (ii) such Milestone is extended in accordance with Section 4;

(b)                                 the conversion of one or more of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code;

(4)         For the avoidance of doubt, the Consenting DIP Lenders will not have the ability to terminate this Agreement on behalf of themselves.  Rather, the Agreement will terminate as to the Consenting DIP Lenders immediately upon (a) the Debtors’ termination of this Agreement, or (b) the termination of the obligations under this Agreement by the Consenting Second Lien Lenders or the Consenting Noteholders.

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(c)                                  the appointment of a trustee, receiver, or examiner with expanded powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code in one or more of the Chapter 11 Cases;

(d)                                 any Debtor amends or modifies, or files a pleading seeking authority to amend or modify, the Definitive Documentation in a manner that is materially inconsistent with this Agreement;

(e)                                  any Debtor files or announces that it will file or joins in or supports any plan of reorganization other than the Plan, or files any motion or application seeking authority to sell any assets (other than Permitted Asset Sales as defined and provided for in the Term Sheet or permitted under the DIP Credit Agreement), without the prior written consent of the Majority Second Lien Backstoppers and Majority Noteholder Backstoppers;

(f)                                   the issuance by any governmental authority, including the Bankruptcy Court, any regulatory authority, or any other court of competent jurisdiction, of any ruling or order enjoining or otherwise making impractical the substantial consummation of the Restructuring Transactions on the terms and conditions set forth in the Term Sheet or the Plan; provided, however, that the Debtors shall have 10 business days after issuance of such ruling or order to obtain relief that would allow consummation of the Restructuring Transactions in a manner that (i) does not prevent or diminish in a material way compliance with the terms of the Plan and this Agreement, and (ii) is acceptable to the Majority Second Lien Backstoppers and Majority Noteholder Backstoppers;

(g)                                  the Debtors file any motion authorizing the use of cash collateral or the entry into post-petition financing that is not in the form of the Interim DIP Order or Final DIP Order or otherwise consented to by the Majority Second Lien Backstoppers and Majority Noteholder Backstoppers;

(h)                                 a breach by any Debtor of any representation, warranty, or covenant of such Debtor set forth in this Agreement (it being understood and agreed that any actions required to be taken by the Debtors that are included in the Term Sheet attached to this Agreement but not in this Agreement are to be considered “covenants” of the Debtors, and therefore covenants of this Agreement, notwithstanding the failure of any specific provision in the Term Sheet to be re-copied in this Agreement) that (to the extent curable) remains uncured for a period of 3 business days after the receipt by the Debtors of written notice of such breach;

(i)                                     a breach by a Restructuring Support Party outside of the terminating Supermajority Support Group of any representation, warranty, or covenant of such Restructuring Support Party set forth in this Agreement that could reasonably be expected to have a material adverse impact on the Restructuring Transactions or the consummation of the Restructuring

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Transactions that (to the extent curable) remains uncured for a period of 5 business days after the receipt by such Restructuring Support Party of notice and description of such breach;

(j)                                    either (i) any Debtor or any other Restructuring Support Party files a motion, application, or adversary proceeding (or any Debtor or other Restructuring Support Party supports any such motion, application, or adversary proceeding filed or commenced by any third party) (A) challenging the validity, enforceability, perfection, or priority of, or seeking avoidance or subordination of, the Bridge Financing Claims, the Second Lien Claims, or the liens securing such claims, or the Note Claims, or (B) asserting any other cause of action against and/or with respect or relating to such claims or the prepetition liens securing such claims; or (ii) the Bankruptcy Court (or any court with jurisdiction over the Chapter 11 Cases) enters an order providing relief against the interests of any Restructuring Support Party with respect to any of the foregoing causes of action or proceedings;

(k)                                 any Debtor terminates its obligations under and in accordance with this Agreement;

(l)                                     any board, officer, or manager (or party with authority to act) of a Debtor (or the Debtors themselves) takes any action in furtherance of the rights available to it (or them) under Section 6(b) of this Agreement that are inconsistent with the Restructuring Transactions as contemplated by the Term Sheet attached hereto as Exhibit A;

(m)                             if the Bankruptcy Court enters an order in the Chapter 11 Cases terminating any of the Debtors’ exclusive right to file a plan or plans of reorganization pursuant to section 1121 of the Bankruptcy Code;

(n)                                 the Bankruptcy Court denies approval of the RSA Assumption Motion;

(o)                                 an official committee of equity security holders (either preferred or common or both) is appointed in the chapter 11 cases, at any time;

(p)                                 the failure of any documentation to be “Definitive Documentation”, as defined in Section 3 of this Agreement or otherwise comply with Section 3;

(q)                                 the acceleration of obligations under, or termination, maturity, or refinancing of, the DIP Credit Agreement; or

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(r)                                    the occurrence of any other material breach of this Agreement or the Term Sheet not otherwise covered in this list by any Debtor that has not been cured (if susceptible to cure) within 5 business days after written notice to the Debtors of such breach by the Supermajority Support Group asserting such termination.

8.                                      The Debtors’ Termination Events.  Each Debtor may, upon notice to the Restructuring Support Parties, terminate its obligations under this Agreement upon the occurrence of any of the following events (each a “Company Termination Event,” and together with the Restructuring Support Party Termination Events, the “Termination Events”), in which case this Agreement shall terminate with respect to all Parties, subject to the rights of the Debtors to fully or conditionally waive, in writing, on a prospective or retroactive basis, the occurrence of a Company Termination Event:

(a)                                 a breach by a Restructuring Support Party of any representation, warranty, or covenant of such Restructuring Support Party set forth in this Agreement that could reasonably be expected to have a material adverse impact on the Restructuring Transactions or the consummation of the Restructuring Transactions that (to the extent curable) remains uncured for a period of 10 business days after the receipt by such Restructuring Support Party of notice and description of such breach;

(b)                                 the occurrence of a breach of this Agreement by any Restructuring Support Party that has the effect of materially impairing any of the Debtors’ ability to effectuate the Restructuring Transactions and has not been cured (if susceptible to cure) within 10 business days after notice to all Restructuring Support Parties of such breach and a description thereof;

(c)                                  upon notice to the Restructuring Support Parties, if the board of directors or board of managers, as applicable, of a Debtor determines, after receiving advice from counsel, that proceeding with the Restructuring Transactions (including, without limitation, the Plan or solicitation of the Plan) would be inconsistent with the exercise of its fiduciary duties;

(d)                                 the issuance by any governmental authority, including the Bankruptcy Court, any regulatory authority, or any other court of competent jurisdiction, of any ruling or order enjoining the substantial consummation of the Restructuring Transactions; provided, however, that the Debtors have made commercially reasonable, good faith efforts to cure, vacate, or have overruled such ruling or order prior to terminating this Agreement;

(e)                                  any Supermajority Support Group terminates its obligations under and in accordance with Section 7 of this Agreement; or

(f)                                   the failure to satisfy any requirement under Section 3 that the Plan, or any other agreement or document that is included in the Definitive Documentation, contain terms, conditions, representations, warranties, and

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covenants consistent with the terms of this Agreement and be reasonably acceptable to the Debtors.

9.                                      Mutual Termination; Automatic Termination.  This Agreement and the obligations of all Parties hereunder may be terminated by mutual written agreement by and among MHRC, on behalf of itself and each other Debtor, and the Restructuring Support Parties.  Notwithstanding anything in this Agreement to the contrary, this Agreement shall terminate automatically upon the occurrence of the Effective Date.

10.                               Effect of Termination.  The earliest date on which termination of this Agreement as to a Party is effective in accordance with Sections 7, 8, or 9 of this Agreement shall be referred to, with respect to such Party, as a “Termination Date.”  Upon the occurrence of a Termination Date, all Parties’ obligations under this Agreement shall be terminated effective immediately, and such Party or Parties hereto shall be released from all commitments, undertakings, and agreements hereunder, and any vote in favor of the Plan delivered by such Party or Parties shall be immediately revoked and deemed void ab initio; provided, however, that each of the following shall survive any such termination:  (a) any claim for breach of this Agreement that occurs prior to such Termination Date, and all rights and remedies with respect to such claims shall not be prejudiced in any way; (b) the Debtors’ obligations in Section 13 of this Agreement accrued up to and including such Termination Date; and (c) Sections 10, 14, 16, 17, 18, 19, 20, 21, 22, 23, 25, 30, 31, and 32 hereof.

11.                               Transfers of Claims and Interests.

(a)                                 Each Restructuring Support Party shall not (i) sell, transfer, assign, pledge, grant a participation interest in, or otherwise dispose of, directly or indirectly, its right, title, or interest in respect of any of such Restructuring Support Party’s claims against, or interests in, any Debtor, as applicable, in whole or in part, or (ii) deposit any of such Restructuring Support Party’s claims against or interests in any Debtor, as applicable, into a voting trust, or grant any proxies, or enter into a voting agreement with respect to any such claims or interests (the actions described in clauses (i) and (ii) are collectively referred to herein as a “Transfer” and the Restructuring Support Party making such Transfer is referred to herein as the “Transferor”), unless such Transfer is to another Restructuring Support Party or any other entity that first agrees in writing to be bound by the terms of this Agreement by executing and delivering to MHRC, counsel to the Ad Hoc Group of Second Lien Lenders, and counsel to the Ad Hoc Group of Unsecured Noteholders, a Transferee Joinder substantially in the form attached hereto as Exhibit B (the “Transferee Joinder”); provided, however, that MHRC’s prior written consent shall be required in connection with a transfer of “beneficial ownership” (defined below) of MHRC’s existing common stock (“Common Stock”) or existing 10.25% Series C Cumulative Perpetual Preferred Stock, 8% Series D Cumulative Preferred Stock, or 8% Series E Cumulative Convertible Preferred Stock (collectively “Preferred Stock” and together with Common Stock, “Existing Equity Interests”) (x) by an intended Transferor that, on the date

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hereof, is treated as the beneficial owner of more than 4.5% of Common Stock or more than 4.5% of any class of Preferred Stock, or (y) if the intended transferee is treated as the beneficial owner of more than 4.5% of Common Stock or more than 4.5% of any class of Preferred Stock prior to the proposed transfer, or such person would be treated as the beneficial owner of more than 4.5% of Common Stock or any class of Preferred Stock immediately following such proposed transfer.  For purposes of the proviso above, “beneficial ownership” shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code, the U.S. Department of Treasury regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and, thus, to the extent provided in those rules, from time to time, shall include, without limitation, (x) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all stock owned or acquired by its subsidiaries), (y) ownership by a holder’s family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of stock, and (z) in certain cases, the ownership of an option, contingent purchase, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest to acquire Common Stock or any class of Preferred Stock.  With respect to claims against or interests in a Debtor held by the relevant transferee upon consummation of a Transfer in accordance herewith, such transferee is deemed to make all of the representations, warranties, and covenants of a Restructuring Support Party, as applicable, set forth in this Agreement.  Upon compliance with the foregoing, the Transferor shall be deemed to relinquish its rights (and be released from its obligations, except for any claim for breach of this Agreement that occurs prior to such Transfer) under this Agreement to the extent of such transferred rights and obligations.  Any Transfer made in violation of this Sub-Clause (a) of this Section 11 shall be deemed null and void ab initio and of no force or effect, regardless of any prior notice provided to the Debtors and/or any Restructuring Support Party, and shall not create any obligation or liability of any Debtor or any other Restructuring Support Party to the purported transferee.

(b)                                 Notwithstanding Sub-Clause (a) of this Section 11, (i) an entity that is acting in its capacity as a Qualified Marketmaker shall not be required to be or become a Restructuring Support Party in order to effect any transfer (by purchase, sale, assignment, participation, or otherwise) of any claim against, or interest in, any Debtor, as applicable, by a Restructuring Support Party to a transferee; provided that such transfer by a Restructuring Support Party to a transferee shall be in all other respects in accordance with and subject to Sub-Clause (a) of this Section 11; and (ii) to the extent that a Restructuring Support Party, acting in its capacity as a Qualified Marketmaker, acquires any claim against, or interest in, any Debtor from a holder of such claim or interest who is not a Restructuring Support Party, it may transfer (by purchase, sale, assignment,

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participation, or otherwise) such claim or interest without the requirement that the transferee be or become a Restructuring Support Party in accordance with this Section 11.  For purposes of this Sub-Clause (b), a “Qualified Marketmaker” means an entity that (x) holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers claims against, or interests in, the Debtors (including debt securities or other debt) or enter with customers into long and short positions in claims against, or interests in, the Debtors (including debt securities or other debt), in its capacity as a dealer or market maker in such claims against, or interests in, the Debtors, and (y) is in fact regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

12.                               Further Acquisition of Claims or Interests.  Except as set forth in Section 11, nothing in this Agreement shall be construed as precluding any Restructuring Support Party or any of its affiliates from acquiring additional DIP Claims, Second Lien Claims, Note Claims, Bridge Financing Claims, Existing Equity Interests, or interests in the instruments underlying the DIP Claims, Second Lien Claims, Note Claims, Bridge Financing Claims, or Existing Equity Interests; provided, however, that any additional DIP Claims, Second Lien Claims, Note Claims, Bridge Financing Claims, Existing Equity Interests, or interests in the underlying instruments acquired by any Restructuring Support Party and with respect to which such Restructuring Support Party is the legal owner, beneficial owner, and/or investment advisor or manager of or with power and/or authority to bind any claims or interests held by it shall automatically be subject to the terms and conditions of this Agreement.  Upon any such further acquisition, such Restructuring Support Party shall promptly notify MHRC, counsel to the Ad Hoc Group of Second Lien Lenders, and counsel to the Ad Hoc Group of Unsecured Noteholders.  For the avoidance of doubt, any party that becomes a DIP Lender or otherwise holds a DIP Claim under the DIP Credit Agreement shall, as a condition to becoming a DIP Lender or otherwise holding such DIP Claim, (y) become a Restructuring Support Party under this Agreement with respect to such DIP Claims and (z) be bound to this Agreement in its capacity as a DIP Lender (in addition to any other capacity).

13.                               Fees and Expenses.  Fees and expenses shall be paid according to the terms and conditions set forth in the Term Sheet.

14.                               Consents and Acknowledgments.  Each Party irrevocably acknowledges and agrees that this Agreement is not and shall not be deemed to be a solicitation for consents to the Plan.  The acceptance of the Plan by each of the Restructuring Support Parties will not be solicited until such Parties have received the Disclosure Statement and related ballots in accordance with applicable law, and will be subject to sections 1125, 1126 and 1127 of the Bankruptcy Code.

15.                               Representations and Warranties.

(a)                                 Each Restructuring Support Party hereby represents and warrants on a several and not joint basis for itself and not any other person or entity that

13

the following statements are true, correct, and complete as of the date hereof:

(i)                                     it has the requisite organizational power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

(ii)           the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or other organizational action on its part;

(iii)          the execution, delivery and performance by it of this Agreement does not violate any provision of law, rule, or regulation applicable to it, or its certificate of incorporation, or bylaws, or other organizational documents;

(iv)          it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), with sufficient knowledge and experience to evaluate properly the terms and conditions of this Agreement and to consult with its legal and financial advisors with respect to its investment decision to execute this Agreement, and it has made its own analysis and decision to enter into this Agreement;

(v)           it (A) either (1) is the sole legal owner, beneficial owner, and/or investment advisor or manager of or with power and/or authority to bind the claims and interests identified below its name on its signature page hereof and in the amounts set forth therein, or (2) has all necessary investment or voting discretion with respect to the principal amount of claims and interests identified below its name on its signature page hereof, and has the power and authority to bind the owner(s) of such claims and interests to the terms of this Agreement and (B)  does not directly own any Bridge Financing Claims, Second Lien Claims, Note Claims, DIP Claims, or Existing Equity Interests, other than as identified below its name on its signature page hereof; and

(vi)          to the best of its knowledge (without requiring any diligence or further investigation), it has no agreement, understanding, or other arrangement (whether oral, written, or otherwise) with any other Restructuring Support Party regarding the transfer or sale of all or a material portion of the Debtors’ assets to any party whatsoever.

(b)                                 Each Debtor hereby represents and warrants on a joint and several basis (and not any other person or entity other than the Debtors) that the following statements are true, correct, and complete as of the date hereof

14

(for purposes of this Section 15(b)), Eureka Hunter Holdings, LLC and its subsidiaries shall not be deemed affiliates of any Debtor):

(i)                                     it has the requisite corporate or other organizational power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

(ii)           the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or other organizational action on its part, including approval of each of the independent director(s) or manager(s), as applicable, of each of the corporate entities that comprise the Debtors;

(iii)          the execution and delivery by it of this Agreement does not (A) violate its certificates of incorporation, or bylaws, or other organizational documents, or those of any of its affiliates, or (B) result in a breach of, or constitute (with due notice or lapse of time or both) a default (other than, for the avoidance of doubt, a breach or default that would be triggered as a result of the Chapter 11 Cases or any Debtor’s undertaking to implement the Restructuring Transactions through the Chapter 11 Cases) under any material contractual obligation to which it or any of its affiliates is a party;

(iv)          the execution and delivery by it of this Agreement does not require any registration or filing with, the consent or approval of, notice to, or any other action with any federal, state, or other governmental authority or regulatory body, other than, for the avoidance of doubt, the actions with governmental authorities or regulatory bodies required in connection with implementation of the Restructuring Transactions;

(v)           (A) the offer and sale of the Reorganized Equity has not been, and will not be, registered under the Securities Act and (B) the offering and issuance of the Reorganized Equity is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and Regulation D thereunder or pursuant to section 1145 of the Bankruptcy Code;

(vi)          subject to the provisions of sections 1125 and 1126 of the Bankruptcy Code and, to the extent applicable, approval by the Bankruptcy Court, this Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or

15

limiting creditors’ rights generally, or by equitable principles relating to enforceability; and

(vii)         it has sufficient knowledge and experience to evaluate properly the terms and conditions of the Plan and this Agreement, and has been afforded the opportunity to consult with its legal and financial advisors with respect to its decision to execute this Agreement, and it has made its own analysis and decision to enter into this Agreement and otherwise investigated this matter to its full satisfaction.

16.                               Survival of Agreement.  Each of the Parties acknowledges and agrees that this Agreement is being executed in connection with negotiations concerning a possible financial restructuring of the Debtors and in contemplation of possible chapter 11 filings by the Debtors and the rights granted in this Agreement are enforceable by each signatory hereto without approval of any court, including the Bankruptcy Court.

17.                               Waiver.  If the transactions contemplated herein are not consummated, or following the occurrence of a Termination Date, if applicable, nothing herein shall be construed as a waiver by any Party of any or all of such Party’s rights, other than as provided in Section 14, and the Parties expressly reserve any and all of their respective rights.  The Parties acknowledge that this Agreement, the Plan, and all negotiations relating hereto are part of a proposed settlement of matters that could otherwise be the subject of litigation.  Pursuant to Rule 408 of the Federal Rules of Evidence, any applicable state rules of evidence and any other applicable law, foreign or domestic, the Term Sheet, this Agreement, the Plan, any related documents, and all negotiations relating thereto shall not be admissible into evidence in any proceeding, or used by any party for any reason whatsoever, including in any proceeding, other than a proceeding to enforce its terms.

18.                               Relationship Among Parties.  Notwithstanding anything herein to the contrary, the duties and obligations of the Restructuring Support Parties under this Agreement shall be several, not joint.  No Party shall have any responsibility by virtue of this Agreement for any trading by any other entity.  No prior history, pattern, or practice of sharing confidences among or between the Parties shall in any way affect or negate this Agreement.

19.                               Specific Performance.  It is understood and agreed by the Parties that money damages may be an insufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy of any such breach of this Agreement, including, without limitation, an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder.

20.                               Governing Law & Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction.  By its execution and delivery of this Agreement, each Party irrevocably and unconditionally agrees for itself that any legal action, suit, or proceeding against it with respect to any matter

16

arising under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit, or proceeding, may be brought in the United States District Court for the District of Delaware, and by executing and delivering this Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding.  Notwithstanding the foregoing consent to Delaware jurisdiction, if the Chapter 11 Cases are commenced, each Party agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement.  By executing and delivering this Agreement, and upon commencement of the Chapter 11 Cases, each of the Parties irrevocably and unconditionally submits to the personal jurisdiction of the Bankruptcy Court solely for purposes of any action, suit, proceeding, or other contested matter arising out of or relating to this Agreement, or for recognition or enforcement of any judgment rendered or order entered in any such action, suit, proceeding, or other contested matter.

21.                               Waiver of Right to Trial by Jury.  Each of the Parties waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, between any of the Parties arising out of, connected with, relating to, or incidental to the relationship established between any of them in connection with this Agreement.  Instead, any disputes resolved in court shall be resolved in a bench trial without a jury.

22.                               Successors and Assigns.  Except as otherwise provided in this Agreement, this Agreement is intended to bind and inure to the benefit of each of the Parties and each of their respective permitted successors, assigns, heirs, executors, administrators, and representatives.

23.                               No Third-Party Beneficiaries.  Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary of this Agreement.

24.                               Notices.  All notices (including, without limitation, any notice of termination or breach) and other communications from any Party hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier service, messenger, email, or facsimile to the other Parties at the applicable addresses below, or such other addresses as may be furnished hereafter by notice in writing.  Any notice of termination or breach shall be delivered to all other Parties.

(a)                                 If to any Debtor:

Magnum Hunter Resources Corporation

Attn: Paul Johnston

909 Lake Carolyn Parkway, Suite 600

Irving, TX 75039

Tel:         (832) 203-4533

Fax:                       (832) 369-6992

Email:            pjohnston@mhr.energy

With a copy to:

Kirkland & Ellis LLP

17

Attn:                    Edward O. Sassower, P.C. and Brian Schartz

601 Lexington Ave.

New York, NY 10022-4611

Tel:         (212) 446-4733

Fax:                       (312) 446-4900

Email:            edward.sassower@kirkland.com
                                                brian.schartz@kirkland.com

Kirkland & Ellis LLP

Attn:                    Nora Schweighart and Alex Schwarzman,
and Justin Bernbrock

300 N. LaSalle, Suite 2400

Chicago, IL 60654

Tel:         (312) 862-2000

Fax:                       (312) 862-2200

Email:            nora.schweighart@kikland.com
                                                alexandra.schwarzman@kirkland
                                                justin.bernbrock@kirkland.com

(b)                                 If to the Consenting Second Lien Lenders:

Weil, Gotshal & Manges LLP

Attn:                    Joseph H. Smolinsky and Gary T. Holtzer

767 Fifth Avenue

New York, NY 10153-0119

Tel: (212) 310-8767

Fax: (212) 310-8007

Email: joseph.smolinsky@weil.com

gary.holtzer@weil.com

(c)                                  If to the Consenting Noteholders:

Akin Gump Strauss Hauer & Feld LLP

Attn:                    Arik Preis

Bank of America Tower

One Bryant Park

New York, NY 10036-6745

Tel: (212) 872-7418

Fax: (212) 872-1002

Email: apreis@akingump.com

25.                               Entire Agreement.  This Agreement (including the Exhibits and Schedules) constitutes the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersedes all prior negotiations, agreements, and understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement.

18

26.                               Amendments.  Except as otherwise provided herein, this Agreement may not be modified, amended, or supplemented without the prior written consent of the Debtors, the Majority Second Lien Backstoppers, and the Majority Noteholder Backstoppers.

27.                               Forbearance Agreement with Eureka Hunter Holdings, LLC.  The Restructuring Support Parties hereby acknowledge the letter agreement, effective as of November 19, 2015, among North Haven Infrastructure Partners II Buffalo Holdings LLC (f/k/a MSIP II), on behalf of itself and on behalf of Eureka Hunter Holdings, LLC, and its subsidiaries, Triad Hunter LLC, MHRC, and a representative of certain Second Lien Lenders and certain Noteholders (the “Forbearance Agreement”), and the Restructuring Support Parties hereby agree to take commercially reasonable efforts to abide by the terms of the Forbearance Agreement.

28.                               Reservation of Rights.

(a)                                 Except as expressly provided in this Agreement or the Term Sheet, including Section 5(a) of this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of any Party to protect and preserve its rights, remedies and interests, including without limitation, its claims against any of the other Parties.

(b)                                 Without limiting Sub-Clause (a) of this Section 28 in any way, if the Plan is not consummated in the manner set forth, and on the timeline set forth, in this Agreement and Term Sheet, or if this Agreement is terminated for any reason, nothing shall be construed herein as a waiver by any Party of any or all of such Party’s rights, remedies, claims, and defenses and the Parties expressly reserve any and all of their respective rights, remedies, claims and defenses, subject to Section 17 of this Agreement.  The Term Sheet, this Agreement, the Plan, and any related document shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever.  Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert.

29.                               Counterparts.  This Agreement may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument, and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

30.                               Public Disclosure.  This Agreement, as well as its terms, its existence, and the existence of the negotiation of its terms are expressly subject to any existing confidentiality agreements executed by and among any of the Parties as of the date hereof; provided, however, that, after the Petition Date, the Parties may disclose the existence of, or the terms of, this Agreement or any other material term of the transaction contemplated herein without the express written consent of the other Parties but may not disclose, and shall redact the holdings information of every Party to this Agreement as of the date hereof and at any time hereafter.  In addition, each Party to this Agreement shall have the right, at any time, to know the identities and holdings information of every other Party to this Agreement, but must keep such information

19

confidential and may not disclose such information to any person except as may be compelled by a court of competent jurisdiction.  The Debtors take no position with regard to whether such information may be material non-public information, but may not disclose such information other than on a confidential basis or as may be ordered by the Bankruptcy Court.

31.                               Headings.  The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

32.                               Interpretation.  This Agreement is the product of negotiations among the Parties, and the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement or any portion hereof, shall not be effective in regard to the interpretation hereof.

[Signatures and exhibits follow.]

20

MAGNUM HUNTER RESOURCES CORPORATION

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

ALPHA HUNTER DRILLING, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

BAKKEN HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

BAKKEN HUNTER CANADA, INC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

ENERGY HUNTER SECURITIES, INC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

HUNTER AVIATION, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

HUNTER REAL ESTATE, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

MAGNUM HUNTER MARKETING, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

MAGNUM HUNTER PRODUCTION, INC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

MAGNUM HUNTER RESOURCES GP, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

MAGNUM HUNTER RESOURCES, LP

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

MAGNUM HUNTER SERVICES, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

NGAS GATHERING, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

NGAS HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

PRC WILLISTON, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

SHALE HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

TRIAD HOLDINGS, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

TRIAD HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

VIKING INTERNATIONAL RESOURCES CO., INC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

WILLISTON HUNTER ND, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - Restructuring Support Agreement]

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Highbridge Principal Strategies - NDT Senior Loan Fund L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Highbridge Principal Strategies - Specialty Loan VG Fund, L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Highbridge Specialty Loan Institutional Holdings Limited
By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

HPS Specialty Loan Sector D Investment Fund, L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Highbridge Aiguilles Rouges Sector A Investment Fund, L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Highbridge Principal Strategies - Specialty Loan Institutional Fund III, L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Highbridge Principal Strategies - Specialty Loan Fund III, L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Fifth Street Station LLC

By:	/s/ Sean Meeker
Name:	Sean Meeker
Title:	Analyst

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Goldman Sachs Asset Management, L.P., on behalf of its participating funds and accounts listed on Schedule A

By:	/s/ Jean Joseph
Name:	Jean Joseph
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Q Opportunity Fund, Ltd.
By: Amalgamated Gadget, L.P., as Investment Manager
By: Scepter Holdings, Inc., its General Partner

By:	/s/ Noel Nesser
Name:	Noel Nesser
Title:	CAO & Treasurer

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

R2 Investments, LDC
By: Amalgamated Gadget, L.P., as Investment Manager
By: Scepter Holdings, Inc., its General Partner

By:	/s/ Noel Nesser
Name:	Noel Nesser
Title:	CAO & Treasurer

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

AmTrust International Insurance, Ltd.

By:	/s/ Harry Schlachter
Name:	Harry Schlachter
Title:	Treasurer

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

National General Reinsurance, Ltd

By:	/s/ Peter Rendall
Name:	Peter Rendall
Title:	COO & Treasurer

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

CVC Credit Partners Global Special Situations Holdings, L.P.

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

CVC European Credit Opportunities (No. 8) S.A.R.L.

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

CVC Global Credit Opportunities Master Fund, L.P.

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

CVC European Credit Opportunities S.A.R.L., acting in respect of its Compartment A

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Managing Director

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

OC 530 Offshore Fund, Ltd.

By:	/s/ Graham Quigley
Name:	Graham Quigley
Title:	Director & CFO

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Farmstead Master Fund, Ltd.

By:	/s/ Michael Scott
Name:	Michael Scott
Title:	Managing Member

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Kayne Anderson Capital Income Partners (QP), L.P.
By: Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Kayne Anderson Income Partners, L.P.
By: Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Kaiser Foundation Hospitals
By: Kayne Anderson Capital Advisors, L.P., its Investment Manager

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Kayne Energy Credit Opportunities, L.P.
By: Kayne Anderson Capital Advisors, L.P., its General Partner

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Young Men’s Christian Association Retirement Fund
By: Kayne Anderson Capital Advisors, L.P., its Investment Manager

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

River Birch Master Fund L.P.

By:	/s/ Edward O’Connell
Name:	Edward O’Connell
Title:	Director of Operations

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

P River Birch Ltd.

By:	/s/ Edward O’Connell
Name:	Edward O’Connell
Title:	Authorized Signer

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Raging Capital Master Fund, Ltd.

By:	/s/ Frederick C. Wasch
Name:	Frederick C. Wash
Title:	CFO, Raging Capital Management, LLC; Investment Manager of Raging Capital Master Fund, Ltd.

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Third Point Offshore Master Fund L.P.

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Third Point Partners L.P.

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Third Point Ultra Master Fund L.P.

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Third Point Partners Qualified L.P.

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Third Point Reinsurance Company Ltd.

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Third Point Reinsurance USA Ltd.

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Lyxor/Third Point Fund Ltd.

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

1199 SEIU Health Care Employees Pension Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Allegheny Technologies Incorporated Master Pension Trust,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Ascension Alpha Fund, LLC

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Ascension Health Master Pension Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Blue Cross Blue Shield of Michigan - High Yield
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

California State Teachers’ Retirement System,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

Consulting Group Capital Markets High Yield,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

Employees’ Retirement System of the State of Rhode Island,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

International Union, UAW - Strike Trust
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

International Union, UAW Master Pension,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

John Hancock Fund II Floating Rate Income Fund,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

John Hancock II High Yield Fund,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

John Hancock Variable Insurance Trust - High Yield Trust,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

Kaiser Foundation Hospitals,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

Kaiser Permanente Group Trust,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

Kern County Employees Retirement Association,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

Legg Mason Partners Variable Income Trust - Legg Mason Western Asset Variable Global High Yield Bond Portfolio,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

Legg Mason Qualified Investor Fund (II) plc

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

Legg Mason Western Asset Diversified Strategic Income Fund,

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

Legg Mason Western Asset Global High Yield Bond Fund,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

Legg Mason Western Asset Senior Loans Fund,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

Legg Mason Western Asset US High Yield Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

LMP Corporate Loan Fund, Inc.,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp. Restructuring Support Agreement

MultiMix Wholesale Diversified Fixed Interest Trust,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Southern California Edison Company Retirement Plan Trust,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Stichting Pensioenfonds DMS Nederland,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

The Walt Disney Company Retirement Plan Master Trust,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Vantagepoint Funds High Yield Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Bank Loan (Multi-Currency) Master Fund,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Bank Loan (Offshore) Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Credit Opportunities Portfolio, LLC
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Floating Rate High Income Fund, LLC
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Global High Income Fund Inc.,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Global High Yield Bond Fund,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Global Partners Income Fund Inc.,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset High Income Fund II Inc.,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset High Income Opportunity Fund Inc. (HIO),
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset High Yield Defined Opportunity Fund Inc.,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset High Yield Fund,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Macro Opportunities Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Managed High Income Fund Inc.,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Middle Market Debt Fund Inc.,

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Middle Market Income Fund Inc.,

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Opportunistic US Dollar High Yield Securities Portfolio, LLC,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Premier Bond Fund,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Short Duration High Income Fund,

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Short-Dated High Yield Master Fund, Ltd.,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset Strategic US Dollar High Yield Portfolio LLC,
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Western Asset U.S. Bank Loan (Offshore) Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

AST Academic Strategies Asset Allocation Portfolio

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Employees’ Retirement System of the State of Hawaii

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

European Multi-Sector Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Indiana University

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.

Restructuring Support Agreement

Internationale Kapitalanlagegesellschaft mbh, on behalf of INKA Procura,

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

John Lewis Partnership Pensions Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Western Asset High Yield Credit Energy Portfolio, LLC

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Western Asset Opportunistic Value Portfolio, L.L.C.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Legg Mason Western Asset Global Multi Strategy Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Legg Mason Western Asset Global Credit Absolute Return Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Legg Mason Global Multi Strategy Bond Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Western Asset Global Multi Strategy, LLC

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Guidestone Global Bond Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Diago Pension Scheme

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

General Electric Pension Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Oklahoma Tobacco Settlement Endowment Trust Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Wingspan Master Fund, LP

By:	/s/ Brendan Driscoll
Name:	Brendan Driscoll
Title:	COO & CFO

Signature Page to Magnum Hunter Resources Corp.
Restructuring Support Agreement

Alpine Swift Master Fund, LP

By:	/s/ Brendan Driscoll
Name:	Brendan Driscoll
Title:	COO & CFO

Exhibit A to the Restructuring Support Agreement

Term Sheet

EXECUTION VERSION

MAGNUM HUNTER RESOURCES CORP.

TERM SHEET FOR RESTRUCTURING

December 15, 2015

DIP

Topic	Terms

Amount/Structure

Amount:  $200 million; Multi-Draw Term Loan (the “DIP Facility” or the “DIP Financing”)

$40 million (the “Initial Draw”) to be made available on the date the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) enters the initial order approving the DIP Facility (such order, in form and substance reasonably satisfactory to the Debtors and the Second Lien Backstoppers and the Noteholder Backstoppers, the “Interim DIP Order”),

$100 million to be made available upon the entry of the Final DIP Order (as defined herein) (the “Final Order Draw”), and

$60 million to be made available upon the occurrence of certain conditions, as set forth below (the “Third Draw”).

Lender/Backstop

35% backstopped by the Ad Hoc Group of Second Lien Lenders (the “Second Lien Backstoppers”)(5) and 65% backstopped by the Ad Hoc Group of Unsecured Noteholders (the “Noteholder Backstoppers”(6) and, together with the Second Lien Backstoppers, collectively the “Backstoppers”); provided that if incremental capital beyond the $200 mm is required and the Backstoppers agree to provide it, then such incremental amount will be funded on a pro rata basis in order to preserve the pro forma equity “splits” contemplated by the proposed terms of the plan of reorganization claims treatment (including DIP Claims), as set forth herein.

The ability to participate in the DIP Facility will be made available to all

(5)                   The institutions that comprise the Second Lien Backstoppers are Goldman Sachs Asset Management, Highbridge Principal Strategies, LLC, Fifth Street Station, LLC, and Renegade Swish, LLC, and any party that is a valid transferee of the Second Lien Facility Claims from any such institution, under the RSA.

(6)                   The institutions that comprise the Noteholder Backstoppers are AmTrust Financial Services, Inc., CVC Capital Partners, Farmstead Capital Management LLC, Kayne Anderson Capital Advisors, L.P., Raging Capital Management LLC, River Birch Capital, LLC, Third Point LLC, Western Asset Management Co., Wingspan Investment Management, LP, and any party that is a valid transferee of the Noteholder Claims from any such institution, under the RSA.

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holders of the Senior Unsecured Notes and the Second Lien Facility on a pro rata basis based upon the 65/35 split noted above (based upon the holdings of such institutions as a percentage of the total outstanding principal amount of the Senior Notes or Second Lien Facility, as applicable), during the period of time between entry of the Interim DIP Order (such order, in form and substance reasonably satisfactory to the Debtors and the Second Lien Backstoppers and the Noteholder Backstoppers) and the hearing with regard to the Final DIP Order (as defined herein), on procedures to be agreed to by the Debtors, the Noteholder Backstoppers, and the Second Lien Backstoppers.  Each holder of the Senior Unsecured Notes and each Holder of the Second Lien Facility that chooses to participate in the DIP Facility will become a party to the RSA as a condition to participating in the DIP Facility.

Consents:

Any reference in this Term Sheet with regard to a determination to be made by the Backstoppers or the DIP Lenders shall refer to a determination made by Backstoppers or DIP Lenders holding 50.1% or more of the Backstop commitment or the funded loans and unfunded commitments, except with respect to certain issues (to be determined) with respect to which consents from (i) the holders of the funded loans and unfunded commitments made by the Second Lien Backstoppers (the “Tranche A Lenders”) and (ii) the holders of the funded loans and unfunded commitments made by the Noteholder Backstoppers (the “Tranche B Lenders” and together with the Tranche A Lenders, the “Lenders”), is required, in the amounts as specified in this Term Sheet.

Interest/Fees

L + 8.0% per annum payable monthly in cash and subject to default interest of additional 2% per annum; LIBOR subject to a 1% floor.

Commitment Fee, which will be made available to all Lenders (i.e. not just Backstoppers) of 2% payable in cash, earned upon entry of the Interim DIP Order, and payable upon entry of the Final DIP Order.

Maturity

Earlier of:

•      9 months  after the closing date

•      30 days after entry of the Interim DIP Order approving the DIP Facility if the Final DIP Order (in form and substance satisfactory to the Debtors, the Second Lien Backstoppers, and the Noteholder Backstoppers and which shall include, among other things, authority for the Debtors (as defined herein) to repay in full and in cash all amounts outstanding under the First Lien Facility) has not been entered into by the Bankruptcy Court prior to the expiration of such 30 day period(7)

•      Effective date of plan of reorganization or liquidation

•      Termination by the DIP Facility Lenders during the continuation of an event of default and subject to the notice requirements in the DIP Credit Agreement (it being understood and agreed that any determination to terminate the DIP Facility shall require the consent of a majority in principal amount of both the Tranche A

(7)                   Any repayment of the First Lien Facility, and any reference herein to such, shall be subject in all respects to Section 12 of the Seventh Amendment to the First Lien Facility.

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Lenders and the Tranche B Lenders).

Conversion

The Restructuring Support Agreement (the “RSA”) will provide for a conversion of the obligations under the DIP Facility into New Common Equity of Reorganized MHRC at a 25% discount to Settlement Equity Value (the “Settlement Equity Value”), which shall be defined as Settlement Enterprise Value (as defined herein) minus any funded debt at emergence, plus any balance sheet cash at emergence.

Uses

Amongst others: Repayment of First Lien Facility (upon entry of Final DIP Order) and cash collateralization of existing letters of credit.  In addition, in accordance with and subject to the DIP Budget, proceeds of the DIP Facility will be used for general corporate purposes of the Debtors (including payment of fees and expenses in connection with the transactions contemplated hereby, any adequate protection payments included herein, and working capital), funding of the General Unsecured Claims as contemplated under the section entitled “Restructuring Proposal” and certain other costs and expenses with respect to the administration of the Chapter 11 Cases.  For the avoidance of doubt, the DIP Loan Documents and the orders approving the DIP Facility will state that no DIP Facility proceeds may be transferred to or used for the benefit of non-Debtor entities.

Borrower	Magnum Hunter Resources Corporation (“MHRC” and, as reorganized pursuant to the Chapter 11 Cases, “Reorganized MHRC”).

Guarantors

Each of the Borrower’s direct and indirect domestic subsidiaries listed on the schedule attached hereto as Schedule 1 (collectively, the “Guarantors”), each of which will become a debtor and a debtor in possession in cases under chapter 11 of title 11 of the United States Code before the Bankruptcy Court (the “Chapter 11 Cases”) (collectively, the Guarantors and the Borrower, the “Debtors”).

Collateral

Liens on substantially all of the Debtors’ tangible and intangible assets, consisting of (i) to the extent, and only to the extent of, $70 million of the DIP Facility (the “First Lien Replacement Portion”), first priority “priming” liens, subject in all respects to Section 12 of the Seventh Amendment to the First Lien Facility and (ii) with respect to the remainder of the DIP Facility, first liens on all unencumbered property and junior liens on all property securing the Second Lien Facility; provided, however, that the DIP Facility may or may not be secured by the Debtors’ equity interests in Eureka Hunter Holdings, LLC (“EHH”) and any of its subsidiaries, but, will be secured by the net proceeds of MHRC’s equity interest in EHH (all aforementioned collateral, the “Collateral”).

EHH: The DIP Lenders will have a first lien on the “economic” interests (i.e. proceeds) in EHH, and can take ownership of such interests in the event of a liquidation of the Debtors, but will not have the ability to foreclose on such interests solely as a result of an Event of Default occurring under the DIP Facility.

Regardless of whether the Debtors’ equity interests in EHH constitute Collateral, if an Event of Default under the DIP Facility shall occur and be continuing, the DIP Lenders (which, for purposes of this provision, shall require a majority of the Tranche A Lenders and a majority of Tranche B Lenders) shall be entitled to require the Debtors to sell such equity interests pursuant to section 363 of the Bankruptcy Code, at such price and upon such other terms as the DIP Lenders (which, for purposes of this provision, shall

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require a majority of the Tranche A Lenders and a majority of the Tranche B Lenders) deem commercially reasonable, and the DIP Lenders shall be entitled to credit bid all or a portion of the outstanding DIP Facility obligations in such sale.

Adequate Protection to First Lien Lenders

Until repayment in full and in cash of the First Lien Facility upon entry of the Final DIP Order, will receive the following: (a) payment of actual, reasonable, and documented professional fees incurred in connection with work performed for the First Lien Lenders, replacement liens and super-priority claims under section 507(b) of the Bankruptcy Code to the extent of any diminution in value of the First Lien Lenders’ prepetition collateral, senior in all respects to the Second Lien Facility and any adequate protection paid to the Second Lien Lenders and junior to the DIP Facility; and (b) cash payment of interest at the non-default contract rate.  In addition, to the extent the obligations under the DIP Facility are secured by a lien on EHH or the interests in EHH, the First Lien Lenders also shall receive an adequate protection lien on EHH or the interests in EHH, junior to the DIP lien; provided, however, that to the extent the First Lien Lenders ever have any rights with regard to diminution in value of their pre-petition collateral, they will first need to “marshal” any such rights against all other adequate protection prior to seeking to exercise rights and/or remedies against the EHH interests; provided further that any proceeds of a sale of the EHH interests, after satisfying the DIP Facility claims, shall be segregated until such time as it is determined that the First Lien Lenders’ adequate protection claims have been satisfied from other sources.

Adequate Protection to the Second Lien Lenders

Will receive the following so long as the RSA is not terminated:

1.  Payment of the actual, reasonable, and documented fees and expenses of the Second Lien Lenders’ legal and financial advisors incurred in connection with work performed for the Second Lien Lenders, which shall consist of Weil Gotshal & Manges, LLP (as counsel to the Ad Hoc Group of Second Lien Lenders), Latham & Watkins, LLP (as counsel to the Second Lien Administrative Agent), Houlihan Lokey Capital, Inc. (as financial advisors to the Ad Hoc Group of Second Lien Lenders), local counsel, and other professionals retained from time to time pursuant to the engagement letters which each advisor has executed with the Company, and which financial advisor engagement letters shall be provided to the advisors to the Noteholder Backstoppers prior to the Petition Date (provided that, for the avoidance of doubt, the Noteholder Backstoppers shall share their financial advisor engagement letters with the advisors to the Second Lien Backstoppers prior to the Petition Date).  As long as the RSA is not terminated, the payment of such fees and expenses will not include the payment of any fees and expenses which are in furtherance of any plan of reorganization or restructuring other than as contemplated by the RSA.

2.  Payment of post-petition interest, at the contract rate, on 63.0%(8) of the principal amount outstanding of the Second Lien Facility; provided, however, that to the extent that the Plan is not consummated on or prior to April 30, 2016 and the RSA is terminated, or the RSA is terminated on any other basis, such adequate protection payments (including any payments made prior thereto) shall be subject to recharacterization as principal payments, and all

(8)                   It is intended that this percentage shall be approximately equal to the percentage of the Second Lien Lenders’ claims that are agreed, as part of the consensual Plan, to be secured.  To the extent that the RSA is terminated such secured “settlement” value shall not be admissible in any court or used for any purpose whatsoever.

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parties reserve all rights to argue that the Second Lien Lenders are entitled to more or less adequate protection payments.  For the avoidance of doubt, in such circumstances, the right of the Debtors to use cash collateral shall terminate.

3.  Replacement liens and super-priority claims under section 507(b) of the Bankruptcy Code junior to the DIP Facility and First Lien Facility to the extent of any diminution in value(9) of the Second Lien Lenders’ pre-petition collateral.  To the extent the obligations under the DIP Facility are secured by a lien on EHH or the interests in EHH, the Second Lien Lenders also shall receive an adequate protection lien on EHH or the interests in EHH, junior to the DIP lien and the First Lien Facility adequate protection lien; provided, however, that to the extent the Second Lien Lenders ever have any rights with regard to diminution in value of their pre-petition collateral, they will first need to “marshal” any such rights against all other adequate protection prior to seeking to exercise rights and/or remedies against the EHH interests; provided further that any proceeds of a sale of the EHH interests, after satisfying the DIP Facility claims, shall be segregated until such time as it is determined that the Second Lien Lenders’ adequate protection claims have been satisfied from other sources (and such funds shall be applied first to satisfy the First Lien Lenders’ adequate protection claims).

4.  Continued access to information and financial reporting.

5.  Subject to entry of the Final DIP Order only, a waiver of (i) any “equities of the case” exception under Section 552(b) of the Bankruptcy Code, and (ii) the provisions of Section 506(c) of the Bankruptcy Code.

In the event the RSA is terminated, all parties reserve all rights with respect to adequate protection to the Second Lien Lenders, including, without limitation, rights of the Second Lien Lenders and/or the Second Lien Administrative Agent to seek additional adequate protection, and rights of all parties to oppose the granting of (or seek to recharacterize) any previous grants of (or any additional) adequate protection.

Adequate Protection for the Other Secured Lenders (as defined on Schedule 4)

Other Secured Lenders will receive replacement liens solely on their prepetition collateral (and, for the avoidance of doubt, will not receive any lien on equity interests or economic interests (or proceeds thereof) in EHH) and super-priority claims under section 507(b) of the Bankruptcy Code to the extent of any diminution in value of the Other Secured Lenders’ respective prepetition collateral.

Mandatory Prepayments

100% of net cash proceeds from asset sales (other than up to an aggregate $10 million from the proceeds of “Permitted Asset Sales” (as such term is defined in the First Lien Facility)), to the extent permitted, whether or not such assets are Collateral.

100% of insurance and condemnation proceeds and net cash proceeds from the issuance of post-petition indebtedness or equity (to the extent permitted).

Representations and Warranties, Covenants, Financial

Representations and warranties customarily found in loan agreements for similar DIP financings (including where such financings include the Backstoppers’ support for a restructuring through an RSA) and other

(9)                   The value of the Second Lien Lenders’ prepetition collateral will be based upon the percentage of the Second Lien Lenders’ claims that are agreed, as part of the consensual Plan, to be secured.  To the extent the RSA is terminated, such secured “settlement” value shall not be admissible in any court or used for any purpose whatsoever.

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Covenants, and Events of Default

representations and warranties determined by the Backstoppers (which will be applicable to the Borrower, the Guarantors and their respective subsidiaries).

Affirmative and negative covenants customarily found in loan agreements for similar DIP financings (including where such financings include the Backstoppers’ support for a restructuring through an RSA) and other covenants determined by the Backstoppers (which will be applicable to the Borrower, the Guarantors and their respective subsidiaries); provided, however, there shall be no prohibition or restriction on the Debtors’ ability to market, consider, or negotiate alternative debtor-in-possession financings to refinance obligations outstanding under the DIP Credit Agreement; provided further that in their efforts (if any), the Debtors shall consider that the DIP Facility is a critical element of the settlements underpinning the RSA.

The Senior Secured Multi-Draw Term Loan Credit Agreement (the “DIP Credit Agreement”) and other guarantee, security and relevant documentation (together with the DIP Credit Agreement, the “DIP Loan Documents”) will contain the following budget variance covenants:

(a) The Budget variance covenant will be tested on a weekly basis, beginning on the earlier of the four week anniversary of the Petition Date, or the date that is two days prior to the hearing to approve the Final DIP Order;

(b) The Budget variance covenant will be tested on a cumulative, previous three week basis;

(c) The Budget variance covenant will test three items: (1) Receipts  (i.e., not including royalties), (2) Capital Expenditures, and (3) Gross Disbursements (i.e. not including (a) professional fees or (b) lien and royalty payments in accordance with the “first day orders” and “first day motions” but only as the DIP Orders contain restrictions and consent rights on the payments approved by such “first day orders” in form and substance reasonably satisfactory to the Debtors, the Noteholder Backstoppers, and the Second Lien Backstoppers); and

(d) The Budget variance covenant will allow for cushions of 20% on Receipts, 20% on Gross Disbursements, and 20% on Capital Expenditures.

The DIP Loan Documents will contain reporting requirements customarily found in loan documents for similar DIP financings (including where such financings include the Backstoppers’ support for a restructuring through an RSA) and other reporting requirements determined by the Backstoppers, including, without limitation, (i) an initial 13-week budget satisfactory to the Debtors and the Second Lien Backstoppers and the Noteholder Backstoppers (the “Initial DIP Budget”), (ii) a new 13-week budget satisfactory to the Debtors and the majority of the Tranche A Lenders and the majority of the Tranche B Lenders every three weeks thereafter, satisfactory to the Required Lenders (together with the Initial DIP Budget, the “DIP Budget”), and (iii) a weekly budget variance report, in form and substance and containing information reasonably requested by the Backstoppers.(10)

(10)  “Required Lenders” shall be defined as DIP Lenders holding more than 50% of the aggregate funded DIP Loans and unfunded DIP commitments.

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The DIP Loan Documents will contain events of default customarily found in loan agreements for similar DIP financings (including where such financings include the Backstoppers’ support for a restructuring through an RSA) and other events of default determined by the Backstoppers (which will be applicable to the Borrower, the Guarantors and their respective subsidiaries).  There will be a specific Event of Default based upon the occurrence of a consecutive 15-day trading period during which natural gas prices as published by NYMEX are less than $1.65 per MMBtu.  For the avoidance of doubt, the DIP Loan Documents will contain the milestones set forth herein, for which the failure to comply will constitute an Event of Default.

Conditions Precedent to Initial Draw and Final Order Draw

Shall include the following:

(1) All documentation relating to the DIP Facility, including the Interim DIP Order and Final DIP Order, shall be in form and substance satisfactory to the Debtors and the Backstoppers (it being understood and agreed that the form of the Interim DIP Order and the form of the Final DIP Order shall require the consent of the Second Lien Backstoppers and the Noteholder Backstoppers).  For the avoidance of doubt, the Final DIP Order shall include authorization and direction for the Debtors to repay, in full and in cash, all amounts outstanding under the First Lien Facility and all adequate protection then-owing to the First Lien Lenders.

(2) All “first day motions” filed and “first day orders” entered at the time of commencement of the Chapter 11 Cases shall be reasonably satisfactory in form and substance to the Backstoppers.  With regard to the Final Order Draw, all “second day orders” and any motions filed and orders entered between the Petition Date and the date of entry of the Final DIP Order shall be in form and substance reasonably satisfactory to the Backstoppers.

(3) All reasonable out-of-pocket fees and expenses (including the fees and expenses of outside counsel) of the Second Lien Backstoppers and the Noteholder Backstoppers shall have been paid whether incurred prior to or after the Petition Date.

(4) The Backstoppers shall be satisfied that, except as authorized by the Interim DIP Order, there shall not occur as a result of, and after giving effect to, the initial extension of credit under the DIP Facility, a default (or any event which with the giving of notice or lapse of time or both would be a default) under any of the Borrower’s or the Guarantors’ other material agreements (other than debt instruments or defaults arising due to the filing of the Chapter 11 Cases).

(5)The absence of any change, effect, fact, event, occurrence, condition, circumstance or development that, individually or in the aggregate, (a) is, or is reasonably likely to have, a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties, contingent liabilities, or material agreements or prospects of the Debtors, taken as a whole, since June 30, 2015 or (b) would reasonably be expected to prevent or materially restrict or delay the ability of the Debtors to perform their respective material obligations under the DIP Loan Documents, in each case other than any change, effect, fact, event, occurrence, condition, circumstance or development resulting from an (i) the effect of any change in the United States or foreign economies or securities, commodities or financial markets; (ii) the effect of any change arising in connection with hostilities, acts of war,

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sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway; (iii) the effect of any action taken by Backstoppers or their Affiliates with respect to the DIP Facility or with respect to the Debtors (including through such persons’ participation in the Chapter 11 Cases); (iv) the effect of any changes in applicable laws or accounting rules; and (v) any effect resulting from the filing or public announcement of the Chapter 11 Cases (any of the foregoing being a “Material Adverse Change”).

(6) With respect to the Initial Draw, there shall exist no action, suit, investigation, litigation or proceeding pending or (to the knowledge of the Debtors) threatened against one or more of the Debtors in any court or before any arbitrator or governmental instrumentality (other than the Chapter 11 Cases) that is not stayed unless agreed to in writing by the Second Lien Backstoppers and Noteholder Backstoppers (any such action, suit, investigation, litigation or proceeding, a “Material Litigation”).

(7) With respect to the Initial Draw, all necessary governmental and third party consents and approvals necessary in connection with the DIP Facility and the transactions contemplated thereby shall have been obtained  and shall remain in effect; and no law or regulation shall be applicable that restrains, prevents or imposes adverse conditions upon the DIP Facility or the transactions contemplated thereby.

(8) With respect to the Initial Draw, the Collateral Agent shall have a valid and perfected lien on and security interest in the Collateral and any rights granted with respect to EHH or the interests in EHH, to the extent consent is obtained, in each case, with the priority set forth in the section entitled “Collateral”, and the First Lien Credit Facility Agent and the Second Lien Credit Facility Agent shall have the respective rights with regard to EHH discussed above in the sections entitled “Adequate Protection to the First Lien Lenders” and “Adequate Protection to the Second Lien Lenders”.

(9) With respect to the Initial Draw, the Administrative Agent shall have received endorsements naming the Administrative Agent, on behalf of the Lenders, as an additional insured and loss payee, as applicable, under all insurance policies to be maintained with respect to the Collateral(11).

(10) With respect to the Initial Draw, the Backstoppers shall have received the DIP Budget, which will govern the use of the DIP Facility, in form and substance satisfactory to the Debtors, the Second Lien Backstoppers, and the Noteholder Backstoppers.

(11) With respect to the Initial Draw, the Debtors shall have executed the RSA, which shall be in form and substance satisfactory to the Debtors, the Second Lien Backstoppers, and the Noteholder Backstoppers.

(12) Solely with respect to the Final Order Draw, the then current status of the contractual relationship with EHH, as directed by Morgan Stanley, in connection with the EHH and its subsidiaries shall be in form and substance

(11)            It is understood and agreed that this may be a post-closing covenant, to be completed within 5 days of the Petition Date.

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satisfactory to the Second Lien Backstoppers and the Noteholder Backstoppers.

On the funding date of each DIP Loan (i) there shall exist no default under the DIP Loan Documents, (ii) the representations and warranties of the Debtors therein shall be true and correct in all material respects (or in the case of representations and warranties with a “materiality” qualifier, true and correct in all respects) immediately prior to, and after giving effect to, such funding, (iii) the making of such DIP Loan shall not violate any requirement of law and shall not be enjoined, temporarily, preliminarily or permanently, (iv) no later than 30 days after the entry of the Interim DIP Order, the Bankruptcy Court shall have entered an order approving the DIP Facility (such order, in form and substance reasonably satisfactory to the Debtors and the Second Lien Backstoppers and the Noteholder Backstoppers, the “Final DIP Order”), and (v) the Interim DIP Order or Final DIP Order, as the case may be, shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed in any respect without the consent of each of a majority of the Tranche A Lenders and the Tranche B Lenders (the conditions described in clauses (i), (ii), (iii), and (v) shall be referred to as the “Subsequent Conditions Precedent”).

Conditions Precedent to Third Draw

Shall include, among others, the following:

(a) All of the Subsequent Conditions Precedent shall have been satisfied;

(b)  At least 25% of the Tranche A Lenders or at least 25% of the Tranche B Lenders shall have determined to fund the Third Draw;

(c)  The then current status of the contractual relationship with EHH, as directed by Morgan Stanley, in connection with EHH and its subsidiaries and affiliates shall be in form and substance satisfactory to the Second Lien Backstoppers and the Noteholder Backstoppers;

(d) The “Disclosure Statement”, in form and substance satisfactory to the Tranche A Lenders and the Tranche B Lenders, shall have been approved by the Bankruptcy Court;

(e) On or prior to the date that is seven days before the scheduled commencement of the Confirmation Hearing (as such date is scheduled in the RSA) (such date, the “Third Draw Date”), the DIP Lenders (based on the conditions precedent listed in the preceding provision (b)) will notify the Debtors whether the DIP Lenders will fund the Third Draw.  To the extent the DIP Lenders determine to fund the Third Draw, the alternatives for such funding  shall be as follows:

(1)  Funding of such Third Draw (or a portion thereof as determined by the DIP Lenders (based on the conditions precedent in the preceding provision (b) and the Debtors) as part of the Debtors’ and Backstoppers’ mutual decision(12) (as determined in footnote 11)

(12)            The determination of the parameters of the Debtors’ sale efforts (if such an option is determined after the Third Draw Date) will be determined at that time by the Debtors, the Second Lien Backstoppers, and the Noteholder Backstoppers.  For the avoidance of doubt, the Debtors shall have no obligation to pursue to a Section 363 sales process and shall retain authority to conduct such sale.

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to go forward with a Section 363 sales process of the Debtors’ assets, upon terms and conditions (and a budget) agreed to by the Debtors, the Tranche A Lenders, and the Tranche B Lenders (as determined in footnote 8) or

(2) If the Debtors and the Backstoppers do not mutually determine to go forward with a Section 363 sales process, the funding of the Third Draw will be used to continue with confirmation and consummation of the Plan.

Buy-Out Right

If the RSA is terminated at any time, the Tranche A Lenders who have funded DIP Loan Commitments will have the right to purchase up to 15% of the funded and unfunded DIP Loan Commitments, plus accrued and unpaid interest  from the Tranche B Lenders by sending the Tranche B Lenders, within 10 days of the date of termination of the RSA, an irrevocable notice of intent to purchase, provided that the purchase and assignment of such commitments must be completed within 5 business days of the date of such notice.  The terms and conditions of such “buy-out” right shall be finalized in the DIP Loan Documents.

Milestones

DIP and RSA to include the following milestones:

Petition Date: 12/15/15

Filing of First Day Motions: 12/15/15

Entry of Interim DIP Order: 12/17/15

Filing of a Motion to Reject Executory Contracts and Set Procedures with Regard To the Determination of Rejection Damages:  1/7/16

Filing of Plan or Reorganization (the “Plan”), Disclosure Statement, Motion to Approve the Adequacy  of the Disclosure Statement, and Motion to Assume the RSA:  1/7/16

Entry of Final DIP Order: 1/15/16

Entry of an Order Approving the Adequacy of  the Disclosure Statement and Debtors’ Assumption of the RSA:  2/12/16

Commencement of Hearing to Confirm Plan (the “Confirmation Hearing”): 3/28/16

Entry of Confirmation Order: 4/1/16

Effective Date of Plan (the “Effective Date”): 4/15/16

Professional Fee Carve Out	Each of the Interim DIP Order and the Final DIP Order shall contain the professional fee carve out set forth on Schedule 2 attached hereto.

RESTRUCTURING PROPOSAL

Terms	Consideration

RSA

Each of the members of the Ad Hoc Group of Second Lien Lenders, each of the members of the Ad Hoc Group of Unsecured Noteholders and each DIP Lender (on the Petition Date or at any time thereafter) will enter into the RSA with the Debtors, in form and substance satisfactory to the Debtors, the

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Noteholder Backstoppers, and the Second Lien Backstoppers, that can be filed with the Bankruptcy Court on the Petition Date.  The Debtors will file a motion seeking authorization to assume the Restructuring Support Agreement in accordance with the timelines and milestones set forth above.

Business Plan

The Debtors and the Backstoppers will work together to develop a business plan for Reorganized MHRC that will be in form and substance satisfactory to the Debtors and a supermajority (66 2/3%) of both the Second Lien Backstoppers and the Noteholder Backstoppers (such agreed upon Business Plan, the “Agreed To Business Plan”).  The Debtors will provide the Backstoppers and their advisors all of the information necessary and reasonably requested in order to develop such plan (and the Backstoppers acknowledge receipt of the business plan included as part of the creditor materials distributed on November 23 and November 24, 2015).

Settlement Enterprise Value

For settlement purposes only, total enterprise value of $900 mm (the “Settlement Enterprise Value”).  Such Settlement Enterprise Value shall not be indicative of any party’s views (including the Debtors’, for the avoidance of doubt) regarding total enterprise value, but rather is a settled value for the purpose of determining equity splits and conversion rates for the various claimants.

DIP Financing	As set forth above.

Backstop Fee

In consideration for providing a backstop of the DIP Facility, each Backstopper will receive an irrevocable fee in the amount of its pro rata share (based on commitments for the DIP Facility on the initial funding date of the DIP Loan) of 3% of the New Common Equity of Reorganized MHRC(13); provided, however, that to the extent the Plan of Reorganization contemplated by the RSA is not consummated, this fee will be paid in cash when the principal amounts outstanding under the DIP Facility come due, and will be equal to 3% of the total committed amount of the DIP Facility (provided, however, that, to the extent the RSA terminates and the Backstop Fee is paid in cash, the “total committed amount” shall be deemed to exclude the amount of the Third Draw unless such Third Draw is actually funded), to be paid in cash.  Such fee will be fully earned upon the entry of the Interim DIP Order.  Other than the Commitment Fee (which, as noted above, will be paid to all DIP Lenders) and the Backstop Fee, there shall be no other fees paid to the Backstoppers or the DIP Lenders.

Conditions Precedent to Emergence

The occurrence of the Effective Date of the Plan shall be subject to the satisfaction of certain conditions precedent, as determined by the Backstoppers (it being understood and agreed that any determination to be made by the Backstoppers in this section entitled “Conditions Precedent to Emergence” shall require the consent of both the Noteholder Backstoppers

(13)            The amount of New Common Equity received as a Backstop Fee equates to a higher dollar value (based on the Settlement Enterprise Value) than 3% of the total committed amount of the DIP Facility because the Backstoppers are being compensated for (a) agreeing to backstop a fully equitizable DIP Facility, (b) agreeing to receive the Backstop Fee in the form of equity rather than cash, and (c) agreeing to receive the Backstop Fee at the end of the chapter 11 cases, rather than at the time the commitment is made.  It is understood and agreed by all parties, including the Debtors, that the Backstop Fee is an integral component of the overall agreed-to settlement between the Ad Hoc Group of Second Lien Lenders and Ad Hoc Group of Noteholders, and any failure to receive approval thereof will cause a termination of the RSA.

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and the Second Lien Backstoppers), including, without limitation, the following:

•    Entry of an order of the Bankruptcy Court confirming the Plan, and entry of an order by the Bankruptcy Court approving the Disclosure Statement, in both instances in form and substance satisfactory to the Debtors, the Second Lien Backstoppers, and the Noteholder Backstoppers;

•    The restructuring transactions shall be structured in the most tax efficient manner as determined by the Debtors, the Second Lien Backstoppers, and the Noteholder Backstoppers, and all accounting treatment and other tax matters shall be resolved by the Debtors, the Second Lien Backstoppers, and the Noteholder Backstoppers;

•    The Debtors shall not be in default of the DIP Facility or the Final DIP Order (or, to the extent that the Debtors have been in default or are in default on the proposed Effective Date, such default shall have been waived by the DIP Lenders or cured by the Debtors in a manner consistent with the DIP Facility);

•    The total amount of any administrative expenses paid by the Debtors on the Effective Date (or prior thereto) shall not exceed the sum of (i) fees and expenses incurred by legal and financial advisors and (ii) $20 million; provided that such expenses may be increased with the consent of the Second Lien Backstoppers and the Noteholder Backstoppers;

•    There shall not have been a Material Adverse Change(14);

•    The Debtors shall have entered into a new credit facility or credit facilities (the “Exit Facility”) in the aggregate committed amount  contemplated by the Agreed to Business Plan, on terms and conditions, and with lenders, satisfactory to the Second Lien Backstoppers, the Noteholder Backstoppers, and the Debtors;

•    All requisite governmental authorities and third parties shall have approved or consented to the Restructuring, to the extent required;

•    All of the Backstoppers’ reasonable and documented professional fees (including legal and financial and any other special advisors retained by the Ad Hoc Group of Second Lien Lenders and the Ad Hoc Group of

(14)            For purposes of this condition precedent, “Material Adverse Change” means any change, effect, fact, event, occurrence, condition, circumstance or development after the Petition Date, that, individually or in the aggregate, (a) is, or is reasonably likely to have, a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties, contingent liabilities, or material agreements or prospects of the Debtors, taken as a whole, since June 30, 2015 or (b) would reasonably be expected to prevent or materially restrict or delay the ability of the Debtors to perform their respective material obligations under the DIP Loan Documents, in each case other than any change, effect, fact, event, occurrence, condition, circumstance or development resulting from an (i) the effect of any change in the United States or foreign economies or securities, commodities or financial markets; (ii) the effect of any change arising in connection with hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway; (iii) the effect of any action taken by Backstoppers or their Affiliates with respect to the DIP Facility or with respect to the Debtors (including through such persons’ participation in the Chapter 11 Cases); (iv) the effect of any changes in applicable laws or accounting rules; and (v) any effect resulting from the filing or public announcement of the Chapter 11 Cases.

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Unsecured Noteholders either before or during the Chapter 11 Cases) and out-of-pocket expenses incurred in connection with the Restructuring or any other matter in connection thereto, including, without limitation, those fees and expenses incurred during the Chapter 11 Cases, shall have been paid by the Debtors; in addition, and for the avoidance of doubt, the Second Lien Backstoppers’ and the Noteholder Backstoppers’ legal and financial (and any other special) advisory fees and expenses during the Chapter 11 Cases shall be paid currently, every two weeks, upon presentation of a reasonably detailed invoice (redacted for privilege and any other confidentiality concerns) and payment of the Second Lien Backstoppers’ and the Noteholder Backstoppers’ financial advisory fees and success fees shall be deemed an obligation under the DIP Facility (and such obligation shall be reflected in the Interim and Final DIP Orders);

•           The Debtors shall, before the Petition Date, have provided the Backstoppers with a summary of the total amount of fees and expenses paid to the Debtors’ financial and legal advisors since September 1, 2015 including, without limitation, the amounts paid to Kirkland & Ellis, LLP, Bracewell & Giuliani, LLP, and PJT Partners; and

•           The Debtors shall not have transferred, outside of the ordinary course of business, any of their assets (as of the date hereof) including, without limitation, cash on hand, to non-Debtors without the prior approval of the Backstoppers or as otherwise permitted under the DIP Facility.

Eureka Hunter(15)

Unless contemplated by the RSA upon the failure to satisfy the Conditions Precedent to the Third Draw, the Debtors shall not take any action including, without limitation, engaging an investment banker, contacting potential bidders, or seeking approval of a motion to approve bidding procedures, with regard to the Debtors’ equity interest in EHH or any of their affiliates or subsidiaries, without the consent of the Backstoppers.  In furtherance thereof, the Debtors shall terminate the current engagement with Bank of Montreal regarding its investment banking work (and any other work) regarding any sale process of the EHH interest (or any interest in any of EHH’s subsidiaries or affiliates).  In addition, the Debtors shall not agree to any modifications to the terms of the Gas Gathering Agreement or the EHH LLC agreement (the “EHH LLC Agreement”)(16) without the consent of the Backstoppers.

NewCo Equity Status

The Debtors will emerge from chapter 11 as a private company initially.  The timing of publicly listing the New Common Equity on a national exchange will be determined by the New Board as informed by input from the Second Lien Backstoppers and the Noteholders Backstoppers, but in all instances it is intended that the New Common Equity will be listed on a national exchange no later than nine months after the Effective Date.

(15)            It is understood and agreed that any determination to be made by the Backstoppers in this section entitled “Eureka Hunter” shall require the consent of both the Noteholder Backstoppers and the Second Lien Backstoppers.

(16)            The EHH LLC Agreement refers to that certain Second Amended and Restated Limited Liability Agreement of EHH, dated as of October 3, 2014, by and among EHH, MSIP II Buffalo Holdings, LLC, MHRC, and other parties thereto.

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Releases(17)

The exculpation provisions, the Debtor releases, and the “Third-Party” releases to be included in the Plan will be as set forth on Schedule 3 attached hereto.

For the avoidance of doubt, pursuant to the RSA, the Backstoppers will agree not to “opt out” of the consensual “Third Party” releases, including those granted to the Debtors’ current and former directors and officers; as consideration with regard thereto, and as consideration for the time, expense, and other value provided by the Backstoppers in connection with this Restructuring, it is an express condition to the Backstoppers’ approval of the order confirming the Plan that such order grant full exculpation to the Backstoppers.

Plan as a Rule 9019 Settlement of All Issues

The Backstoppers and the Debtors acknowledge and agree that the Plan shall be treated as a settlement pursuant to Bankruptcy Rule 9019 (the “9019 Settlement”) of various issues, controversies, and disputes, which consist of, among others, the following:

(1) The amount (if any) of the secured portion of the Second Lien Facility Claim, including the perfection, validity and amount of any mortgages securing the Second Lien Facility;

(2)  The dispute regarding whether (and/or to what extent) the liens and claims granted by Triad Hunter, LLC (“Triad Hunter”) in connection with the Debtors’ entry into the Second Lien Facility or the indenture governing the Senior Unsecured Notes should be avoided as fraudulent conveyances;

(3)  The validity, priority, treatment, and amount of any intercompany transfers, including the intercompany transfers between Magnum Hunter Resources, Inc. and Triad Hunter;

(4)  The potential to recharacterize as principal (or otherwise) any adequate protection payments made to the Second Lien Lenders;

(5)  Any dispute regarding the appropriate allocation of G&A costs across the Debtors’ assets; and

(6)  Any challenges to transfers made by the Debtors to any related entities (including any of such entities that are affiliated with or owned in part by the Debtors’ officers, including, without limitation, GreenHunter Resources, Inc.) and, to the extent the modifications to the EHH agreements are achieved, to EHH.

The Plan shall be deemed a motion to approve the 9019 Settlement.  To the extent that the Plan is not approved, the issues, controversies, and disputes listed above, among others, may be the subject of litigation between and/or among the Backstoppers and the Debtors, among others, and nothing in this Term Sheet or the Plan or Disclosure Statement (or any settlement negotiations) may be used by any party as evidence (or otherwise) with regard

(17)            It is understood and agreed that any determination to be made by the Backstoppers in this section entitled “Releases” other than that set forth in such section shall require the consent of the Debtors and both the Noteholder Backstoppers and the Second Lien Backstoppers.

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thereto, including, without limitation, with regard to the strengths or weaknesses of any of the various parties’ positions, arguments, or claims.  To that end, to the extent that the Plan is not approved, this Term Sheet shall be deemed null and void and of no further force and effect.

Targeted Emergence Date	April 15, 2016.

Management Incentive Plan

Members of the management team of Reorganized MHRC shall be entitled to participate in an equity incentive program to earn up to a percentage (to be determined by the Debtors, the Noteholder Backstoppers, and the Second Lien Backstoppers, before the beginning of the confirmation hearing) of the New Common Equity (the “Management Incentive Plan”).  The parameters, incentives, and eligible executives with respect to this Management Incentive Plan shall be determined by the compensation committee of the New Board, with input to be provided to the New Board designees by the Noteholder Backstoppers and the Second Lien Backstoppers prior to the Effective Date; it being understood and agreed that the Management Incentive Plan shall dilute all of the New Common Equity equally.

There will be a cash pool in an amount to be determined no later than January 14, 2016 among the Debtors, the Second Lien Backstoppers, and the Noteholder Backstoppers, which amount will be available to insiders and non-insiders as part of a KEIP/KERP during the course of the Chapter 11 Cases, subject to (x) agreement amongst the Debtors, the Second Lien Backstoppers, and the Noteholder Backstoppers, on the metrics, amounts, and terms associated with payments to be made under the KEIP/KERP, (y) a motion filed by the Debtors seeking any payment with regard thereto no later than January 14, 2016 (unless the Debtors, in their discretion, shall have determined to move such date to a later date), in form and substance satisfactory to the Noteholder Backstoppers and the Second Lien Backstoppers, and (z) an order entered by the Bankruptcy Court approving any such payments, in form and substance satisfactory to the Debtors, the Noteholder Backstoppers, the Second Lien Backstoppers.

Governance

The board of directors of Reorganized MHRC (the “New Board”) shall consist of seven persons:

(1)  2 persons selected by the Noteholder Backstoppers;

(2)  2 persons selected by the Second Lien Backstoppers;

(3)  The Chief Executive Officer of Reorganized MHRC (the “CEO”); and

(4)  1 person jointly selected by the Noteholder Backstoppers and the Second Lien Backstoppers, who shall serve as the non-executive chairman; and

(5)  1 person selected by the Noteholder Backstoppers, based upon a slate of three candidates jointly determined by the Noteholder Backstoppers and the Second Lien Backstoppers.

It is currently anticipated that Gary C. Evans shall be the CEO and that the other members of the Debtors’ current management team will remain in their

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current positions.

Definitive Documents(18)

Any and all documentation necessary to effectuate the Restructuring (other than the DIP Loan Documents) or that is contemplated by the Plan shall be in form and substance reasonably satisfactory to the Debtors, the Backstoppers and/or their advisors.  Such documentation that shall be required to be in form and substance reasonably satisfactory to the Backstoppers and/or their advisors shall include, among other things, all motions and other filings with the Bankruptcy Court made by the Debtors of any kind and at any time, including any proposed and final orders (including, without limitation, the order confirming the Plan (the “Confirmation Order”)).  In addition, the Debtors shall use commercially reasonable efforts to include the Backstoppers in all communications with the Bankruptcy Court during the pendency of the Chapter 11 Cases.

For the avoidance of doubt, the RSA shall not contain any prohibition or restrictions on the Debtors’ ability to market, consider, or negotiate  alternative debtor-in-possession financings to refinance obligations outstanding under the DIP Credit Agreement; provided further that in their efforts, the Debtors shall consider that the DIP Facility is a critical element of the settlements underpinning the RSA

TREATMENT OF CLAIMS AND INTERESTS

Treatment of Claims	Claims ($mm)	Proposed Treatment of Claims

Administrative and Priority Claims	40	Paid in full in cash at emergence

DIP	200

Converts into New Common Equity at a 25% discount to Settlement Equity Value; this equates to such holders receiving, on account of their DIP Claims, their pro rata portion of 28.80% of the New Common Equity.  In addition, the Backstoppers shall receive 3.00% of the New Common Equity.  For the avoidance of doubt, in the event the DIP claims do not convert to equity, the DIP claims will be paid in full, in cash in accordance with the terms of the DIP Credit Agreement and the DIP Orders.

First Lien Credit Facility	70 + Accrued and Unpaid Interest	Repaid, in full and in cash, with proceeds of DIP Facility, upon entry of Final DIP Order.

Second Lien Credit	341 + Accrued	On account of their Second Lien Facility claim (inclusive of any unsecured deficiency claim), the holders will receive their pro rata portion of 36.87% of

(18)            It is understood and agreed that any determination to be made by the Backstoppers in this section entitled “Definitive Documents” shall require the consent of both the Noteholder Backstoppers and the Second Lien Backstoppers.  In addition, any document referenced in this Term Sheet shall be a reference to such document as amended, supplemented, or modified in accordance with its terms.

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Facility	and Unpaid Interest

the New Common Equity, exclusive of New Common Equity to be received on account of DIP Claims or the Backstop Fee.  For the avoidance of doubt, (1) the amount that will be ascribed to the “secured” and “unsecured” portion of their Second Lien Facility Claim will be for settlement purposes only, and will have no significance other than for plan distribution and settlement purposes, and (2) the proposed allocation of equity takes into account dilution for the equitization of the DIP Facility and the Second Lien Facility conversion/Senior Notes equity distribution.

Senior Notes	632

Fully equitized into 31.33% of the New Common Equity, exclusive of New Common Equity to be received on account of DIP Claims or the Backstop Fee.  For the avoidance of doubt, the proposed allocation of equity takes into account dilution for the equitization of the DIP Facility and the Second Lien Facility conversion/Senior Notes equity distribution.

General Unsecured Claims(19)

Currently intended to receive a blended recovery of approximately 80%, to be paid in cash, through a combination of payments to be made pursuant to Bankruptcy Court orders (critical vendors, assumption, etc.) and a cash pool included in the Plan.

Other Secured Debt	13	Reinstated.

Preferred and Common Shares (and any Section 510(b) Claims)	416 + Common	Not entitled to any value.

(19)            General Unsecured Claims consist of all unsecured claims, as of the Petition Date, that are not (a) Noteholder or (b) Second Lien Credit Facility deficiency claims.  General Unsecured Claims do not include, for the avoidance of doubt, any Section 510(b) claims or claims that may be asserted relating to any equity interests.

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Schedule 1

Debtors

1.                                      Alpha Hunter Drilling, LLC

2.                                      Bakken Hunter, LLC

3.                                      Bakken Hunter Canada, Inc.

4.                                      Energy Hunter Securities, Inc.

5.                                      Hunter Aviation, LLC

6.                                      Hunter Real Estate, LLC

7.                                      Magnum Hunter Marketing, LLC

8.                                      Magnum Hunter Production, Inc.

9.                                      Magnum Hunter Resources Corporation

10.                               Magnum Hunter Resources GP, LLC

11.                               Magnum Hunter Resources, LP

12.                               Magnum Hunter Services, LLC

13.                               NGAS Gathering, LLC

14.                               NGAS Hunter, LLC

15.                               PRC Williston LLC

16.                               Shale Hunter, LLC

17.                               Triad Holdings, LLC

18.                               Triad Hunter, LLC

19.                               Viking International Resources Co., Inc.

20.                               Williston Hunter ND, LLC

Schedule 2

Professional Fee Carve Out to be Included in Interim DIP Order and Final DIP Order

(a) As used in this [Interim Order / Final Order], the “Carve Out” means the sum of:  (i) all fees required to be paid to the Clerk of the Court and to the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”) under section 1930(a) of title 28 of the United States Code plus interest at the statutory rate (without regard to the notice set forth in (iii) below); (ii) all reasonable fees and expenses up to $50,000 incurred by a trustee under section 726(b) of the Bankruptcy Code (without regard to the notice set forth in (iii) below); (iii) to the extent allowed at any time, whether by interim order, final order, procedural order, or otherwise, all unpaid fees and expenses (the “Allowed Professional Fees”) incurred by persons or firms retained by the Debtors pursuant to section 327, 328, or 363 of the Bankruptcy Code (collectively, the “Debtor Professionals”) and any official committee appointed in the Chapter 11 Cases pursuant to sections 328 or 1103 of the Bankruptcy Code (together with the Debtor Professionals, the “Professionals”) at any time before the delivery by the DIP Agent of a Carve Out Trigger Notice (defined below), whether allowed by the Court prior to or after delivery of a Carve Out Trigger Notice; and (iv) the Allowed Professional Fees of the Professionals in an aggregate amount not to exceed $2 million incurred beginning the first business day following delivery by the DIP Agent of the Carve Out Trigger Notice, to the extent allowed at any time, whether by interim order, final order, procedural order, or otherwise (the amounts set forth in this clause (iv) being the “Post-Carve Out Trigger Notice Cap”).

(b) For purposes of the foregoing, “Carve Out Trigger Notice” shall mean a written notice delivered by electronic mail (or other electronic means) by the DIP Agent to the Debtors, their lead restructuring counsel, the U.S. Trustee, and lead counsel to the official committee of unsecured creditors (“Committee”), if any, which notice may be delivered following the occurrence and during the continuation of an Event of Default and acceleration of the DIP Obligations under the DIP Facility, stating that the Post-Carve Out Trigger Notice Cap has been invoked.

(c) On the day on which a Carve Out Trigger Notice is given by the DIP Agent to the Debtors (the “Termination Declaration Date”), the Carve Out Trigger Notice shall (i) be deemed a draw request and notice of borrowing by the Debtors under the DIP Credit Agreement in an amount equal to the then unpaid amounts of the Allowed Professional Fees and (ii) constitute a demand to the Debtors to utilize all cash on hand as of the date of such notice and any available cash thereafter held by any Debtor to fund a reserve in an amount equal to the then unpaid amounts of the Allowed Professional Fees.  The Debtors shall deposit and hold such amounts in a segregated account in trust to pay any then-unpaid Allowed Professional Fees (the “Pre-Carve Out Trigger Notice Reserve”) prior to any and all other claims.

(d) On the Termination Declaration Date, the Carve-Out Trigger Notice shall also be deemed a draw request and notice of borrowing by the Debtors under the DIP Credit Agreement in an amount equal to the Post-Carve Out Trigger Notice Cap.  The Debtors shall deposit and hold such amounts in a segregated account in trust to pay such Allowed Professional Fees benefiting from the Post-Carve Out Trigger Notice Cap (the “Post-Carve Out Trigger Notice Reserve” and, together with the Pre-Carve Out Trigger Notice Reserve, the “Carve Out Reserves”) prior to any and all other claims.  The DIP Agent shall immediately send the Carve-Out Trigger Notice to the DIP Lenders.  On the first business day after the DIP Agent sends a Carve-Out Trigger Notice to the DIP Lenders, notwithstanding anything in the DIP Credit Agreement to the contrary, including with respect to the existence of a Default (as defined in the DIP Credit Agreement) or Event of Default, the failure of the Debtors to satisfy any or all of the conditions precedent for the loans under the DIP Facility, any termination of the DIP Commitments following an Event of Default, or the occurrence of the Maturity Date, each DIP Lender (on a pro rata basis based on the then-outstanding Commitments) shall make available to the DIP Agent such DIP Lender’s pro rata share with respect to such borrowing in accordance with the DIP Facility.

(e) All funds in the Pre-Carve Out Trigger Notice Reserve shall be used first to pay the obligations set forth in clauses (i) through (iii) of the definition of Carve Out set forth above (the “Pre-Carve Out Amounts”), but not, for the avoidance of doubt, the Post-Carve Out Trigger Notice Cap, until paid in full, and then, to the extent the Pre-Carve Out Trigger Notice Reserve has not been reduced to zero, to pay the DIP Agent for the benefit of the DIP Lenders until the obligations under the DIP Facilities (the “DIP Obligations”) have been paid in full, in which case any such excess shall be paid to any prepetition claimants in accordance with their rights and priorities under applicable law.

(f) All funds in the Post-Carve Out Trigger Notice Reserve shall be used first to pay the obligations set forth in clause (iv) of the definition of Carve Out set forth above (the “Post-Carve Out Amounts”), and then, to the extent the Post-Carve Out Trigger Notice Reserve has not been reduced to zero, to pay the DIP Agent for the benefit of the DIP Lenders until the DIP Obligations have been paid in full, in which case any such excess shall be paid to any prepetition claimants in accordance with their rights and priorities as of the Petition Date.

(g) Notwithstanding anything to the contrary in the DIP Documents, this [Interim Order/Final Order], or the [Interim Order/Final Order], if either of the Carve Out Reserves is not funded in full in the amounts set forth in this Paragraph [###], then, any excess funds in one of the Carve Out Reserves following the payment of the Pre-Carve Out Amounts and Post-Carve Out Amounts, respectively, shall be used to fund the other Carve Out Reserve, up to the applicable amount set forth in this Paragraph [###], prior to making any payments to the DIP Agent, the DIP Lenders, or any prepetition claimants.

(h) Notwithstanding anything to the contrary in the DIP Documents, this [Interim Order/Final Order], or the [Interim Order/Final Order], following delivery of a Carve Out Trigger Notice, none of the DIP Agent, DIP Lenders, Prepetition First Lien Agent, Prepetition Second Lien Agent, or Prepetition lenders shall, nor shall they direct any entity to, sweep or foreclose on cash (including cash received as a result of the sale or other disposition of any assets) of the Debtors until the Carve Out Reserves have been fully funded, but shall have a security interest in any residual interest in the Carve-Out Reserves, with any excess paid to the DIP Agent for application in accordance with the DIP Documents.  Further, notwithstanding anything to the contrary in the DIP Documents, this [Interim Order/Final Order], or the [Interim Order/Final Order]:  (i) disbursements by the Debtors from the Carve Out Reserves shall not constitute loans or increase or reduce the DIP Obligations; (ii) the failure of the Carve Out Reserves to satisfy in full the Allowed Professional Fees shall not affect the priority of the Carve Out; and (iii) in no way shall the Budget, Permitted Variance, Carve Out, Post-Carve Out Trigger Notice Cap, Carve Out Reserves or any of the foregoing be construed as a cap or limitation on the amount of the Allowed Professional Fees due and payable by the Debtors nor shall the Debtor Professionals be

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subject to any budget.  For the avoidance of doubt and notwithstanding anything to the contrary contained herein, in the Interim DIP Order, the Final DIP Order, or any prepetition secured debt, the Carve-Out shall be senior to all liens and claims securing the DIP Facility, the Adequate Protection Liens, and the 507(b) Claims and any and all other forms of adequate protection, liens, or claims securing the obligations under the DIP Facility or the prepetition secured obligations.  Any payment or reimbursement made prior to the occurrence of the Carve Out Trigger Notice in respect of any Allowed Professional Fees shall not reduce the Carve Out.

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Schedule 3

Release and Exculpation Provisions to be Included in the Plan

33.                               Defined Terms.(1)

1.                                      “Affiliate” shall have the meaning set forth in section 101(2) of the Bankruptcy Code.

2.                                      “Bridge Facility Agent” means [the Second Lien Credit Facility Agent, as successor to Bank of Montreal], or any successor thereto, as administrative agent and collateral agent under the Bridge Financing Facility.

3.                                      “Causes of Action” means any action, claim, cause of action, controversy, demand, right, action, Lien, indemnity, guaranty, suit, obligation, liability, damage, judgment, account, defense, offset, power, privilege, license, and franchise of any kind or character whatsoever, whether known, unknown, contingent or non-contingent, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, disputed or undisputed, secured or unsecured, assertable directly or derivatively, whether arising before, on, or after the Petition Date, in contract or in tort, in law, or in equity or pursuant to any other theory of law.  For the avoidance of doubt, “Cause of Action” includes: (a) any right of setoff, counterclaim, or recoupment and any claim for breach of contract or for breach of duties imposed by law or in equity; (b) the right to object to Claims or Interests; (c) any Claim pursuant to section 362 or chapter 5 of the Bankruptcy Code; (d) any claim or defense including fraud, mistake, duress, and usury; and any other defenses set forth in section 558 of the Bankruptcy Code; and (e) any state or foreign law fraudulent transfer or similar claim.

4.                                      “Claim” shall have the meaning set forth in section 101(5) of the Bankruptcy Code.

5.                                      “DIP Facility Agent” means [   ], as administrative agent and collateral agent for the DIP Facility Lenders under the DIP Facility, in its capacity as such.

6.                                      “DIP Facility Lenders” means those certain lenders party to the DIP Credit Agreement, in their capacity as such.

7.                                      “Entity” shall have the meaning set forth in section 101(15) of the Bankruptcy Code.

8.                                      “Exculpated Party” means each of the following in its capacity as such:  (a) the Debtors; (b) the Reorganized Debtors; (c) the Backstoppers; (d) the Indenture Trustee; (e) the Bridge Facility Agent; (f) the DIP Facility Agent; (g) the DIP Facility Lenders; (h) the Exit Facility Agent; (i) the Exit Facility Lenders; and (j) with respect to each of the foregoing Entities in clauses (a) through (i), such Entity and its current and former Affiliates, and such Entities’ and their current and former Affiliates’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors,

(1)         Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Restructuring Support Agreement or the Term Sheet, as applicable.

successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such.

9.                                      “Exit Facility Agent” means [   ], or any successor thereto, the administrative agent and collateral agent under the Exit Facility, in its capacity as such.

10.                               “Exit Facility Lender” means each Lender (as defined in the Exit Facility Agreement) that is a party to the Exit Facility Agreement, in its capacity as such.

11.                               “Indenture Trustee” means Wilmington Trust, National Association, or any successor thereto, as trustee under the Indenture.

12.                               “Released Party” means each of the following in its capacity as such:  (a) the Debtors; (b) the Reorganized Debtors; (c) the Backstoppers; (d) the Indenture Trustee; (e) the Bridge Facility Agent; (f) the DIP Facility Agent; (g) the DIP Facility Lenders; (h) the Exit Facility Agent; (i) the Exit Facility Lenders; and (j) with respect to each of the foregoing parties under (a) through (i), such Entity and its current and former Affiliates, and such Entities’ and their current and former Affiliates’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such.

13.                               “Releasing Party” means each of the following in its capacity as such: (a) the Debtors; (b) the Reorganized Debtors; (c) the Backstoppers; (d) the Indenture Trustee; (e) the Bridge Facility Agent; (f) the DIP Facility Agent; (g) the DIP Facility Lenders; (h) the Exit Facility Agent; (i) the Exit Facility Lenders; (j) all holders of Claims and Interests that are deemed to accept the Plan; (k) all holders of Claims and Interests who vote to accept the Plan; (l) all holders in voting Classes who abstain from voting on the plan and who do not opt out of the releases provided by the Plan; and (m) with respect to each of the foregoing parties under (a) through (l), such Entity and its current and former Affiliates, and such Entities’ and their current and former Affiliates’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such.

14.                               “Reorganized Debtors” means the Debtors, or any successors thereto, by merger, consolidation, or otherwise, on or after the Effective Date, including any new entity formed pursuant to the Restructuring Transactions to directly or indirectly acquire the assets or equity of the Debtors.

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15.                               “Transaction Agreements” means, collectively, (a) the DIP Loan Documents; (b) the Definitive Documents; and (c) related agreements and commitment letters.

34.                               Releases by the Debtors.

Pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration, on and after the Effective Date, each Released Party is deemed released and discharged by the Debtors, the Reorganized Debtors, and their estates from any and all Claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that the Debtors, the Reorganized Debtors, or their estates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or Interest, based on or relating to, or in any manner arising from, in whole or in part, the Debtors (including the management, ownership or operation thereof), the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions (including dividends paid), transactions pursuant and/or related to the Bridge Financing Facility, the Second Lien Credit Facility, the Notes, the Intercreditor Agreement, the DIP and Cash Collateral Order (and any payments or transfers in connection therewith), any preference or avoidance claim pursuant to sections 544, 547, 548, and 549 of the Bankruptcy Code, the formulation, preparation, dissemination, negotiation, or Filing of the Restructuring Support Agreement, or any Restructuring Transaction, contract, instrument, release, or other agreement or document (including providing any legal opinion requested by any entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any Released Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Transaction Agreements, the DIP Facility, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Plan, or the distribution of property under the Plan, the Transaction Agreements, or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date related or relating to the foregoing.  Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release any post-Effective Date obligations of any party or Entity under the Plan, any Restructuring Transaction, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

35.                               Releases by Holders of Claims and Interests.

As of the Effective Date, each Releasing Party is deemed to have released and discharged each Debtor, Reorganized Debtor, and Released Party from any and all Claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that such Entity would have been legally entitled to assert (whether individually or collectively), based on or relating to, or in any manner arising from, in whole or in part, the Debtors (including the management, ownership or operation thereof), the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions (including dividends paid), transactions pursuant and/or related to the Bridge Financing Facility, the Second Lien Credit Facility, the Notes, the Intercreditor Agreement, the DIP and Cash Collateral Order (and any payments or transfers in connection therewith), any preference or avoidance claim pursuant to sections 544, 547, 548, and

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549 of the Bankruptcy Code, the formulation, preparation, dissemination, negotiation, or Filing of the Restructuring Support Agreement, or any Restructuring Transaction, contract, instrument, release, or other agreement or document (including providing any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any Released Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Transaction Agreements, the DIP Facility, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Plan, or the distribution of property under the Plan, the Transaction Agreements, or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date related or relating to the foregoing.  Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release any (i) post-Effective Date obligations of any party or Entity under the Plan, (ii) any Restructuring Transaction, or (iii) any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

36.                               Exculpation.

Except as otherwise specifically provided in the Plan, no Exculpated Party shall have or incur liability for, and each Exculpated Party is hereby released and exculpated from, any Cause of Action for any claim related to any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the formulation, preparation, dissemination, negotiation, Filing, or termination of the Restructuring Support Agreement and related prepetition transactions, the Disclosure Statement, the Plan, the Transaction Agreements, or any Restructuring Transaction, contract, instrument, release or other agreement or document (including providing any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any Exculpated Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Disclosure Statement, the Plan, the Restructuring Support Agreement, the Transaction Agreements, or the DIP Facility, the Filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance of Securities pursuant to the Plan, or the distribution of property under the Plan, the Transaction Agreements, or any other related agreement, except for claims related to any act or omission that is determined in a final order to have constituted actual fraud, willful misconduct, or gross negligence, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan.  The Exculpated Parties have, and upon completion of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of, and distribution of, consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan.

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Schedule 4

Other Secured Debt

The debt and related obligations evidenced by the documents set forth below shall be referred to as the “Other Secured Debt” and the secured parties thereunder the “Other Secured Lenders”:

Loan and Security Agreement, dated as of February 12, 2010, as amended, restated, modified, supplemented or replaced from time to time prior to the Petition Date, between Alpha Hunter and Wesbanco Bank, Inc., as lender (“Wesbanco”);

Master Loan and Security Agreement, dated as of January 23, 2014, as amended, restated, modified, supplemented or replaced from time to time prior to the Petition Date, between Alpha Hunter and CIT Finance LLC, as lender, including Schedule No. 1 thereunder, as amended, restated, amended and restated, supplemented or otherwise modified from time to time;

Loan Agreement, dated as of December 14, 2011, as amended, restated, modified, supplemented or replaced from time to time prior to the Petition Date, between the Borrower and Capital One, National Association, as lender; and

Business Loan Agreement, dated as of February 17, 2010, as amended, restated, modified, supplemented or replaced from time to time prior to the Petition Date, between MH Production (as successor to Daugherty Petroleum, Inc.) and Traditional Bank, Inc., as lender.

Exhibit B to the Restructuring Support Agreement

Form of Transferee Joinder

This joinder (this “Joinder”) to the Restructuring Support Agreement (the “Agreement”), dated as of December 15, 2015, by and among:  (i) Magnum Hunter Resources Corporation; Alpha Hunter Drilling, LLC; Bakken Hunter, LLC; Bakken Hunter Canada, Inc.; Energy Hunter Securities, Inc.; Hunter Aviation, LLC; Hunter Real Estate, LLC; Magnum Hunter Marketing, LLC; Magnum Hunter Production, Inc.; Magnum Hunter Resources GP, LLC; Magnum Hunter Resources, LP; Magnum Hunter Services, LLC; NGAS Gathering, LLC; NGAS Hunter, LLC; PRC Williston LLC; Shale Hunter, LLC; Triad Holdings, LLC; Triad Hunter, LLC; Viking International Resources Co., Inc.; and Williston Hunter ND, LLC, (ii) the Consenting Bridge Financing Lenders, (iii) the Consenting Second Lien Lenders, and (iv) the Consenting Noteholders, is executed and delivered by [                ] (the “Joining Party”) as of [                ].  Each capitalized term used herein but not otherwise defined shall have the meaning ascribed to it in the Agreement.

1.                                      Agreement to be Bound.  The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder as Annex 1 (as the same has been or may be hereafter amended, restated, or otherwise modified from time to time in accordance with the provisions thereof).  The Joining Party shall hereafter be deemed to be a Party for all purposes under the Agreement and one or more of the entities comprising the Restructuring Support Parties.

2.                                      Representations and Warranties.  The Joining Party hereby represents and warrants to each other Party to the Agreement that, as of the date hereof, such Joining Party (a) is the legal or beneficial holder of, and has all necessary authority (including authority to bind any other legal or beneficial holder) with respect to, the Second Lien Claims and/or Note Claims identified below its name on the signature page hereof, and (b) makes, as of the date hereof, the representations and warranties set forth in Section 15 of the Agreement to each other Party.

3.                                      Governing Law.  This Joinder shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to any conflicts of law provisions which would require the application of the law of any other jurisdiction.

4.                                      Notice.  All notices and other communications given or made pursuant to the Agreement shall be sent to:

To the Joining Party at:

[JOINING PARTY]
[ADDRESS]
Attn:
Facsimile: [FAX]
EMAIL:

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

[JOINING PARTY]

Holdings: $ of Debt
Under the Bridge Financing Facility

Holdings: $ of Debt
Under the Second Lien Credit Facility

Holdings: $ of Debt
Under the Indenture

Holdings: $ of Debt
Under the DIP Credit Agreement

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Annex 1 to the Form of Transferee Joinder